                                                                   Exhibit 99.03


================================================================================

                                  $110,000,000


                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

                            DATED AS OF JUNE 27, 1997

                   AS AMENDED AND RESTATED AS OF MAY 19, 1998

                                      among


                                WATERLINK, INC.,


             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION

                    as Agent, Letter of Credit Issuing Bank,

                                       and

                                Swing Line Bank,


                                       and

                  THE OTHER FINANCIAL INSTITUTIONS PARTY HERETO

================================================================================

                                TABLE OF CONTENTS

         SECTION                                                                                               Page
         -------
         ARTICLE I

                  DEFINITIONS.....................................................................................1
                  -----------
         1.01  Certain Defined Terms..............................................................................1
               ---------------------
         1.02  Other Interpretive Provisions.....................................................................24
               -----------------------------
         1.03  Accounting Principles.............................................................................25
               ---------------------

         ARTICLE II

                  THE CREDITS....................................................................................25
                  -----------
         2.01  Amounts and Terms Of Commitments..................................................................25
               --------------------------------
                  (a)      The Term Credit.......................................................................25
                           ---------------
                  (b)      The Revolving Credit..................................................................25
                           --------------------
         2.02  Loan Accounts.....................................................................................26
               -------------
         2.03  Procedure for Borrowing...........................................................................26
               -----------------------
         2.04  The Swing Line Loans..............................................................................27
               --------------------
         2.05  Procedure For Swing Line Loans....................................................................28
               ------------------------------
         2.06  Conversion And Continuation Elections.............................................................29
               -------------------------------------
         2.07  Voluntary Termination Or Reduction Of Commitments.................................................30
               -------------------------------------------------
         2.08  Optional Prepayments..............................................................................31
               --------------------
         2.09  Mandatory Prepayments Of Loans; Mandatory Commitment Reductions
               ---------------------------------------------------------------
                   ..............................................................................................31
                  (b)      Asset Dispositions....................................................................32
                           ------------------
                  (c)      Equity Issuance.......................................................................32
                           ---------------
                  (d)      Debt Issuance.........................................................................32
                           -------------
                  (e)      Excess Cash Flow......................................................................32
                           ----------------
                  (f)      Closing Date..........................................................................33
                           ------------
                  (g)      General...............................................................................33
         2.10  Repayment.........................................................................................33
               ---------
                  (a)      Term Loans............................................................................33
                           ----------
                  (b)      The Revolving Credit..................................................................33
                           --------------------
         2.11  Interest..........................................................................................34
               --------
         2.12  Fees..............................................................................................34
               ----
                  (a)  Agency Fees...............................................................................34
                       -----------
                  (b)  Commitment Fees...........................................................................34
                       ---------------
         2.13  Computation Of Fees And Interest..................................................................35
               --------------------------------
         2.14  Payments by the Company...........................................................................35
               -----------------------
         2.15  Payments by the Banks To The Agent................................................................36
               ----------------------------------


         2.16  Sharing of Payments, Etc..........................................................................36
               -------------------------

         ARTICLE III

                  THE LETTERS OF CREDIT..........................................................................37
                  ---------------------
         3.01  The Letter of Credit Subfacility..................................................................37
               --------------------------------
         3.02  Issuance, Amendment and Renewal of Letters of Credit..............................................38
               ----------------------------------------------------
         3.03  Risk Participations, Drawings and Reimbursements..................................................40
               ------------------------------------------------
         3.04  Repayment of Participations.......................................................................42
               ---------------------------
         3.05  Role of the Issuing Bank..........................................................................42
               ------------------------
         3.06  Obligations Absolute..............................................................................43
               --------------------
         3.07  Cash Collateral Pledge............................................................................44
               ----------------------
         3.08  Letter of Credit Fees.............................................................................44
               ---------------------
         3.09  Uniform Customs and Practice......................................................................45
               ----------------------------

         ARTICLE IV

                  TAXES, YIELD PROTECTION AND ILLEGALITY.........................................................45
                  --------------------------------------
         4.01  Taxes.............................................................................................45
               -----
         4.02  Illegality........................................................................................46
               ----------
         4.03  Increased Costs and Reduction of Return...........................................................47
               ---------------------------------------
         4.04  Funding Losses....................................................................................48
               --------------
         4.05  Inability to Determine Rates......................................................................48
               ----------------------------
         4.06  Reserves on Offshore Rate Loans...................................................................49
               -------------------------------
         4.07  Certificates of Banks.............................................................................49
               ---------------------
         4.08  Survival..........................................................................................49
               --------
         ARTICLE V

                  CONDITIONS PRECEDENT...........................................................................49
                  --------------------
         5.01  Conditions of Initial Credit Extensions...........................................................49
               ---------------------------------------
                  (a)      Credit Agreement and Notes............................................................49
                           --------------------------
                  (b)      Resolutions; Incumbency...............................................................49
                           -----------------------
                  (c)      Organization Documents; Good Standing.................................................50
                           -------------------------------------
                  (d)      Legal Opinions........................................................................50
                           --------------
                  (e)      Payment of Fees.......................................................................50
                           ---------------
                  (f)      Certificate...........................................................................50
                           -----------
                  (g)      Bring Down Certificate................................................................51
                           ----------------------
                  (h)      Collateral Documents..................................................................51
                           --------------------
                  (j)      Pro Forma Balance Sheet...............................................................52
                           -----------------------
         5.02  Conditions to All Credit Extensions...............................................................53
               -----------------------------------
                  (b)      Continuation of Representations and Warranties........................................53
                           ----------------------------------------------
                  (c)      No Existing Default...................................................................53
                           -------------------

         ARTICLE VI

                  REPRESENTATIONS AND WARRANTIES.................................................................54
                  ------------------------------
         6.01  Corporate Existence and Power.....................................................................54
               -----------------------------
         6.02  Corporate Authorization; No Contravention.........................................................54
               -----------------------------------------
         6.03  Governmental Authorization........................................................................54
               --------------------------
         6.04  Binding Effect....................................................................................55
               --------------
         6.05  Litigation........................................................................................55
               ----------
         6.06  No Default........................................................................................55
               ----------
         6.07  ERISA Compliance..................................................................................55
               ----------------
         6.08  Use of Proceeds; Margin Regulations...............................................................56
               -----------------------------------
         6.09  Title to Properties...............................................................................56
               -------------------
         6.10  Taxes.............................................................................................56
               -----
         6.11  Financial Condition...............................................................................56
               -------------------
         6.12  Environmental Matters.............................................................................57
               ---------------------
         6.13  Collateral Documents..............................................................................57
               --------------------
         6.14  Regulated Entities................................................................................58
               ------------------
         6.15  No Burdensome Restrictions........................................................................58
               --------------------------
         6.16  Solvency..........................................................................................58
               --------
         6.17  Labor Relations...................................................................................58
               ---------------
         6.18  Copyrights, Patents, Trademarks And Licenses, Etc.................................................58
               -------------------------------------------------
         6.19  Subsidiaries......................................................................................58
               ------------
         6.20  Broker's; Transaction Fees........................................................................59
               --------------------------
         6.21  Insurance.........................................................................................59
               ---------
         6.22  Swap Obligations..................................................................................59
               ----------------
         6.23  Full Disclosure...................................................................................59
               ---------------
         6.24  Subordination Provisions..........................................................................59
               ------------------------
         6.25  Year 2000 Compliance..............................................................................59
               --------------------
         ARTICLE VII

                  AFFIRMATIVE COVENANTS..........................................................................60
                  ---------------------
         7.01  Financial Statements..............................................................................60
               --------------------
         7.02  Certificates; Other Information...................................................................60
               -------------------------------
         7.03  Notices...........................................................................................61
               -------
         7.04  Preservation of Corporate Existence, Etc..........................................................62
               ----------------------------------------
         7.05  Maintenance of Property...........................................................................62
               -----------------------
         7.06  Insurance.........................................................................................63
               ---------
         7.07  Payment of Obligations............................................................................63
               ----------------------
         7.08  Compliance with Laws..............................................................................63
               --------------------
         7.09  Compliance with Erisa.............................................................................63
               ---------------------
         7.10  Inspection of Property and Books and Records......................................................63
               --------------------------------------------
         7.11  Environmental Laws................................................................................64
               ------------------
         7.12  Use of Proceeds...................................................................................64
               ---------------

         7.13  Solvency..........................................................................................64
               --------
         7.14  Further Assurances................................................................................64
               ------------------
         7.15  Foreign Subsidiaries Security.....................................................................64
               -----------------------------

         ARTICLE VIII

                  NEGATIVE COVENANTS.............................................................................65
                  ------------------
         8.01  Limitation on Liens...............................................................................65
               -------------------
         8.02  Disposition of Assets.............................................................................67
               ---------------------
         8.03  Consolidations and Mergers........................................................................67
               --------------------------
         8.04  Loans and Investments.............................................................................68
               ---------------------
         8.05  Limitation on Indebtedness........................................................................69
               --------------------------
         8.06  Transactions with Affiliates......................................................................70
               ----------------------------
         8.07  Use of Proceeds...................................................................................70
               ---------------
         8.08  Contingent Obligations............................................................................70
               ----------------------
         8.09  Joint Ventures....................................................................................70
               --------------
         8.10  Lease Obligations.................................................................................71
               -----------------
         8.11  Restricted Payments...............................................................................71
               -------------------
         8.12  ERISA.............................................................................................71
               -----
         8.13  Change in Business................................................................................72
               ------------------
         8.14  Accounting Changes................................................................................72
               ------------------
         8.15  Minimum Net Worth.................................................................................72
               -----------------
         8.16  Leverage Ratio....................................................................................72
               --------------
         8.17  Senior Leverage Ratio.............................................................................73
               ---------------------
         8.18  Interest Coverage Ratio...........................................................................74
               -----------------------
         8.19  Operating Income..................................................................................74
               ----------------
         8.20  Capital Expenditures..............................................................................74
               --------------------

         ARTICLE IX

                  EVENTS OF DEFAULT..............................................................................74
                  -----------------
         9.01  Event of Default..................................................................................74
               ----------------
                  (a)      Non-payment...........................................................................74
                           -----------
                  (b)      Representation or Warranty............................................................75
                           --------------------------
                  (c)      Specific Defaults.....................................................................75
                           -----------------
                  (d)      Other Defaults........................................................................75
                           --------------
                  (e)      Cross-default.........................................................................75
                           -------------
                  (f)      Insolvency; Voluntary Proceedings.....................................................75
                           ---------------------------------
                  (g)      Involuntary Proceedings...............................................................76
                           -----------------------
                  (h)      ERISA.................................................................................76
                           -----
                  (i)      Monetary Judgments....................................................................76
                           ------------------
                  (j)      Non-monetary Judgments................................................................76
                           ----------------------
                  (k)      Collateral............................................................................76
                           ----------
                  (l)      Change of Control.....................................................................77
                           -----------------

                  (m)      Guarantor Defaults....................................................................77
                           ------------------
                  (n)      Invalidity of Subordination Provisions................................................77
                           --------------------------------------
         9.02  Remedies..........................................................................................77
               --------
         9.03  Rights Not Exclusive..............................................................................78
               --------------------

         ARTICLE X

                  THE AGENT......................................................................................78
                  ---------
         10.01  Appointment And Authorization; "Agent"...........................................................78
                -------------------------------------
         10.02  Delegation Of Duties.............................................................................79
                --------------------
         10.03  Liability Of Agent...............................................................................79
                ------------------
         10.04  Reliance By Agent................................................................................79
                -----------------
         10.05  Notice Of Default................................................................................80
                -----------------
         10.06  Credit Decision..................................................................................80
                ---------------
         10.07  Indemnification Of Agent.........................................................................80
                ------------------------
         10.08  Agent In Individual Capacity.....................................................................81
                ----------------------------
         10.09  Successor Agent..................................................................................81
                ---------------
         10.10  Withholding Tax..................................................................................81
                ---------------

         ARTICLE XI

                  MISCELLANEOUS..................................................................................83
                  -------------
         11.01  Amendments and Waivers...........................................................................83
                ----------------------
         11.02  Notices..........................................................................................84
                -------
         11.03  No Waiver; Cumulative Remedies...................................................................85
                ------------------------------
         11.04  Costs and Expenses...............................................................................85
                ------------------
         11.05  Company Indemnification..........................................................................85
                -----------------------
         11.06  Payments Set Aside...............................................................................86
                ------------------
         11.07  Successors and Assigns...........................................................................86
                ----------------------
         11.08  Assignments, Participations, Etc.................................................................86
                ---------------------------------
         11.09  Confidentiality..................................................................................87
                ---------------
         11.10  Set-off..........................................................................................88
                -------
         11.11  Automatic Debits of Fees.........................................................................88
                ------------------------
         11.12  Notification of Addresses, Lending Offices, Etc..................................................89
                ------------------------------------------------
         11.13  Counterparts.....................................................................................89
                ------------
         11.14  Severability.....................................................................................89
                ------------
         11.15  No Third Parties Benefited.......................................................................89
                --------------------------
         11.16  Governing Law and Jurisdiction...................................................................89
                ------------------------------
         11.17  Waiver of Jury Trial.............................................................................90
                --------------------
         11.18  Effectiveness....................................................................................90
                -------------
         11.19  Amendment and Restatement........................................................................90
                -------------------------
         11.20  Entire Agreement.................................................................................91
                ----------------


    SCHEDULES
    Schedule 1.01          Existing Letters of Credit
    Schedule 2.01          Commitments
    Schedule 6.11          Permitted Liabilities
    Schedule 6.19          Subsidiaries and Minority Interests
    Schedule 8.01          Existing Liens
    Schedule 8.04          Existing Investments
    Schedule 8.05          Existing Indebtedness
    Schedule 8.08          Contingent Obligations
    Schedule 11.02         Lending Offices; Addresses for Notices


    EXHIBITS

    Exhibit A              Form of Notice of Borrowing
    Exhibit B              Form of Notice of Conversion/Continuation
    Exhibit C              Form of Compliance Certificate
    Exhibit D-1            Form of Legal Opinion of Company's Counsel
    Exhibit D-2            Form of  Legal Opinion of Special Illinois Counsel to
                           the Company
    Exhibit E              Form of Assignment and Acceptance
    Exhibit F-1            Form of Promissory Note - Revolving Loan
    Exhibit F-2            Form of Promissory Note - Term Loan
    Exhibit F-3            Form of Promissory Note - Swing Line Loan
    Exhibit G              Special Funding Procedure Letter

                              AMENDED AND RESTATED
                                CREDIT AGREEMENT
                                ----------------


         This AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of June 27, 1997 and amended and restated as of May 19, 1998, among Waterlink, Inc., a Delaware corporation (the "COMPANY"), the several financial institutions from time to time party to this Agreement (collectively, the "BANKS"; individually, a "BANK"), and Bank of America National Trust and Savings Association, as letter of credit issuing bank, swing line bank and as agent for the Banks.

         WHEREAS, the Banks have agreed to make available to the Company a term loan, a swing line loan and a revolving credit facility with a letter of credit subfacility upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:



                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         1.01 CERTAIN DEFINED TERMS. The following terms have the following meanings:

                  "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that the Company or the Subsidiary is the surviving entity.

                  "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

                  "AGENT" means BofA in its capacity as agent for the Banks hereunder, and any successor agent arising under Section 10.09.

                  "AGENT-RELATED PERSONS" means BofA and any successor agent arising under Section 10.09 and any successor letter of credit issuing bank hereunder, together with their respective

         Affiliates, and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "AGENT'S PAYMENT OFFICE" means the address for payments set forth on SCHEDULE 11.02 or such other address as the Agent may from time to time specify.

                  "AGREEMENT" means this Credit Agreement.

                  "APPLICABLE MARGIN" shall mean on any date the applicable percentage set forth below based upon the Level as shown in the Compliance Certificate then most recently delivered to the Banks:


                     Loans
                   --------                                    Letters of Credit
                   Offshore           Base            ----------------------------------         Commitment
    Level            Rate             Rate            Non-Financial            Financial             Fee
    -----         ----------          ----            -------------            ---------         -----------
      I             1.00%             -0-%                0.50%                  1.00%              0.30%
      II            1.25%             -0-%               0.625%                  1.25%              0.30%
     III            1.50%             -0-%                0.75%                  1.50%             0.375%
      IV            1.75%             -0-%               0.875%                  1.75%              0.50%

       V            2.00%             -0-%                1.00%                  2.00%              0.50%
      VI            2.25%             0.25%              1.125%                  2.25%              0.50%

          PROVIDED, HOWEVER that for the period from the date hereof until the date that is 3 Business Days after the date the first Compliance Certificate is delivered to the Banks pursuant to Section 7.02(b), the Applicable Margin shall be deemed to be the Level determined pursuant to the certificate referred to in Section 5.01(1); PROVIDED FURTHER that, if the Company shall have failed to deliver to the Banks by the date required hereunder any Compliance Certificate pursuant to Section 7.02(b), then from the date such Compliance Certificate was required to be delivered until the date of such delivery the Applicable Margin shall be deemed to be Level VI. Each change in the Applicable Margin shall take effect with respect to all outstanding Loans on the third Business Day immediately succeeding the day on which such Compliance Certificate is received by the Agent. Notwithstanding the foregoing, no reduction in the Applicable Margin shall be effected if a Default or an Event of Default shall have occurred and be continuing on the date when such change would otherwise occur, it being understood that on the third Business Day immediately succeeding the day on which such Default or Event of Default is either waived or cured (assuming no other Default or Event of Default shall be then pending), the Applicable Margin shall be reduced (on a prospective basis) in accordance with the then most recently delivered Compliance Certificate.

                  "APPROVED ALTERNATIVE CURRENCY" means Sterling, Deutschmarks, Krona or ECU's or any other currency (other than Dollars) approved by the Agent and the Issuing Bank.

                  "ASSIGNEE" has the meaning specified in SECTION 11.08(A).

                  "ATTORNEY COSTS" means and includes all reasonable and customary fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

                  "BOFA" means Bank of America National Trust and Savings Association, a national banking association.

                  "BANK" has the meaning specified in the introductory clause hereto. References to the "Banks" shall include BofA, including in its capacity as Issuing Bank and Swing Line Bank; for purposes of clarification only, to the extent that BofA may have any rights or obligations in addition to those of the Banks due to its status as Issuing Bank, its status as such will be specifically referenced.

                  "BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, ET SEQ.).

                  "BASE RATE" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California as its "reference rate." The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "BASE RATE LOAN" means a Loan or an L/C Advance, that bears interest based on the Base Rate.

                  "BORROWING" means a borrowing hereunder consisting of Loans of the same Type made to the Company on the same day by the Banks under
         ARTICLE II, and, in the case of Offshore Rate Loans, having the same Interest Period.

                  "BORROWING DATE" means any date on which a Borrowing occurs under SECTION 2.03.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois, New York, New York or San Francisco, California are authorized or required by law to close and, if the applicable Business Day relates to any Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore interbank market.

                  "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "CAPITAL EXPENDITURES" means, for any period and with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

                  "CAPITAL LEASE" has the meaning specified in the definition of "Capital Lease Obligations."

                  "CAPITAL LEASE OBLIGATIONS" means all monetary obligations of the Company or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, is classified as a capital lease ("CAPITAL LEASE").

                  "CASH EQUIVALENTS" means:

                           (a) securities issued or fully guaranteed or insured
                  by the United States Government or any agency thereof and backed by the full faith and credit of the United States having maturities of not more than six months from the date of acquisition;

                           (b) certificates of deposit, time deposits,
                  Eurodollar time deposits, repurchase agreements, reverse repurchase agreements, or bankers' acceptances, having in each case a term of not more than six months, issued by any Bank, or by any U.S. commercial bank having combined capital and surplus of not less than $100,000,000 whose short term securities are rated at least A-1 by Standard & Poor's Corporation and P-1 by Moody's Investors Service, Inc.;

                           (c) commercial paper of an issuer rated at least A-1
                  by Standard & Poor's Corporation or P-1 by Moody's Investors Service Inc. and in either case having a tenor of not more than three months.

                  "CASH COLLATERALIZE" means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, as additional collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Agent and the Issuing Bank (which documents are hereby consented to by the Banks). Derivatives of such term shall have corresponding meaning. The Company hereby grants the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked deposit accounts at BofA. The Agent shall invest any and all available funds deposited in such deposit accounts, within 10 business days after the date the relevant funds become available, in securities issued or fully guaranteed or insured by the United States Government or any agency thereof backed by the full faith and credit of the United States having maturities of three months from the date of acquisition thereof (collectively, "Government Obligations"). The Company hereby acknowledges and agrees that the Agent shall not have any liability with respect to, and the Company hereby indemnifies the Agent against, any loss resulting from the acquisition of the Government Obligations and the Agent shall not have any obligation to monitor the trading activity of any such Governmental Obligations on and after the acquisition thereof for the purpose of obtaining the highest possible return with respect thereto, the Agent's responsibility being limited to acquiring such Governmental Obligations.

                  "CHANGE OF CONTROL" means (a) any Person or any two or more Persons acting in concert (in any such case, excluding the Closing Date Stockholders and their Affiliates) acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of capital stock of the Company (or other securities convertible into such capital stock) representing 20% or more of the combined voting power of all capital stock of the Company entitled to vote in the election of directors, other than capital stock having such power only by reason of the happening of a contingency, or (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the Company's board of directors (together with any new directors whose election by the Company's board of directors or whose nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reasons other than death or disability to constitute a majority of the directors then in office.

                  "CLOSING DATE" means the date on which all conditions precedent set forth in SECTION 5.01 are satisfied or waived by all Banks.

                  "CLOSING DATE STOCKHOLDERS" means, collectively, Brantley Venture Partners, III, Theodore F. Savastano, Environmental Opportunities Fund, River Cities Capital Fund IPP95, L.P. and William
         E. Simon & Sons, L.L.C.

                  "CODE" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

                  "COLLATERAL" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Company or any Guarantor in or upon which a Lien now or hereafter exists in favor of the Banks, or the Collateral Agent on behalf of the Banks, whether under this Agreement or under any other documents executed by any such Persons and delivered to the Collateral Agent.

                  "COLLATERAL AGENT" means the Agent acting in its capacity as Collateral Agent pursuant to the Collateral Documents (other than the Guaranty).

                  "COLLATERAL DOCUMENTS" means, collectively, (a) the Security Agreements, the Guaranty, the Pledge Agreements, the Intellectual Property Assignments and all other security agreements, patent and trademark assignments, guarantees and other similar agreements between the Company or its Subsidiaries and the Banks or the Collateral Agent for the benefit of the Banks now or hereafter delivered to the Banks or the Collateral Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the UCC or comparable law) against the Company or any Subsidiaries or any Guarantor as debtor in favor of the Banks or the Collateral Agent for the benefit of the Banks as secured party and (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

                  "COMMITMENT" means, collectively, the Revolving Loan Commitment, the Term Loan Commitment and the Swing Line Loan Commitment.

                  "COMMITMENT FEE" has the meaning specified in SECTION 2.12(B).

                  "COMPANY" means Waterlink, Inc., a Delaware corporation.

                  "COMPLIANCE CERTIFICATE" means a certificate substantially in the form of EXHIBIT C.

                  "CONSOLIDATED INTEREST EXPENSE" means, for any period, gross consolidated interest expense for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments) for the Company and its Subsidiaries, PLUS the portion of the upfront costs and expenses for Swap Contracts (to the extent not included in gross interest expense) fairly allocated to such Swap Contracts as expenses for such period, as determined in accordance with GAAP and after giving effect to any Swap Contract then in effect.

                  "CONTINGENT OBLIGATION" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, (a) with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (ii) to advance or provide funds for the payment or discharge of any such primary obligation, or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (iv) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof (each, a "GUARANTY OBLIGATION"); (b) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings or payments; (c) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or
         (d) in respect of any Swap Contract. The amount of any Contingent Obligation shall, in the case of Guaranty Obligations, be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof, and in the case of other Contingent Obligations other than in respect of Swap Contracts, shall be equal to the maximum reasonably anticipated liability in respect thereof and, in the case of Contingent Obligations in respect of Swap Contracts, shall be equal to the Swap Termination Value.

                  "CONTINUING LOANS" has the meaning specified in SECTION 11.19.

                  "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "CONVERSION/CONTINUATION DATE" means any date on which, under
         SECTION 2.06, the Company (a) converts Loans of one Type to another Type, or (b) continues as Loans of the same Type, but with a new Interest Period, having Interest Periods expiring on such date.

                  "CREDIT EXTENSION" means and includes (a) the making of any Loans hereunder, and (b) the Issuance of any Letters of Credit hereunder.

                  "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "DEUTSCHMARKS" means the lawful currency of Germany.

                  "DISPOSITION" means (a) the sale, lease, conveyance or other disposition of Property in excess of $100,000, other than sales or other dispositions expressly permitted under SECTION 8.02, and (b) the sale or transfer by the Company or any Subsidiary of the Company of any equity securities issued by any Subsidiary of the Company and held by such transferor Person.

                  "DOLLARS", "DOLLARS" and "$" each mean lawful money of the United States.

                  "DOMESTIC SUBSIDIARY" means each Subsidiary of the Company that is organized under the laws of the United States or any state thereof.

                  "EBIT" means, for any period, for the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) net income (or net loss) for such period PLUS (b) all amounts treated as expenses for interest to the extent included in the determination of such net income (or loss), PLUS (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); PROVIDED, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains, plus (d) with respect to any business acquired during the period of determination, an amount equal to the sum of (x) the total compensation paid to each management equity holder of such acquired business during the twelve month period immediately preceding the date such business was acquired LESS the base compensation paid to each such Person during such twelve month period PLUS (y) the aggregate amount of management fees paid to management equity holders or Affiliates thereof during such twelve month period to the extent that such management fee is no longer required to be paid after the date of such acquisition PLUS (z) the net income of such acquired business during such period (plus, to the extent deducted in determining such net income, interest expense and income tax expense of such acquired business) in accordance with
         Article 11 of Regulation S-X of the SEC; and PROVIDED FURTHER, that for the purpose of computations under SECTIONS 8.16, 8.17 and 8.18 for any business acquired during the period of determination (including the Sutcliffe Acquisition), EBIT for such period shall be determined on a pro forma basis as if such acquisition had occurred as of the beginning of such period.

                  "EBITDA" means, for any period, for the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, the sum of (a) the net income (or net loss) for such period PLUS
         (b) all amounts treated as expenses for depreciation and interest and the amortization of intangibles of any kind to the extent included in the determination of such net income (or loss), PLUS (c) all accrued taxes on or measured by income to the extent included in the determination of such net income (or loss); PROVIDED, HOWEVER, that net income (or loss) shall be computed for these purposes without giving effect to extraordinary losses or extraordinary gains plus (d) with respect to any business acquired during the period of determination, an amount equal to the sum of (x) the total compensation paid to each management equity holder of such acquired business during the twelve month period immediately preceding the date such business was acquired LESS the base compensation paid to each such Person during such twelve month period PLUS (y) the aggregate amount of management fees paid to management equity holders or Affiliates thereof during such twelve month period to the extent that such management fee is no longer required to be paid after the date of such acquisition PLUS (z) the net income of such acquired business during such period (plus, to the extent deducted in determining such net income, interest expense, income tax expense, depreciation and amortization of such acquired business) in accordance with Article 11 of Regulation S-X of the SEC; and PROVIDED FURTHER, that for the purpose of computations under SECTIONS 8.16, 8.17 and 8.18 for any business acquired during the period of determination (including the Sutcliffe Acquisition), EBITDA for such period shall be determined on a pro forma basis as if such acquisition had occurred as of the beginning of such period.

                  "ECU" means the "European Currency Unit" and/or "Euro" used in the European Monetary System.

                  "EFFECTIVE AMOUNT" means (a) with respect to any Revolving Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans occurring on such date; (b) with respect to any Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Swing Line Loans occurring on such date; (c) with respect to any outstanding L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letters of Credit or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date; and (d) with respect to any Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowing of Term Loans occurring on such date. For purposes of SECTION 2.09, the Effective Amount shall be determined without giving effect to any mandatory prepayments to be made under said Section.

                  "EFFECTIVE DATE" has the meaning specified in SECTION 11.18.

                  "ELIGIBLE ASSIGNEE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, PROVIDED that such bank is acting through a branch or agency located in the United States; or
         (c) a Person that is primarily engaged in the business of commercial banking and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary.

                  "ENVIRONMENTAL CLAIMS" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

                  "ENVIRONMENTAL LAWS" means all federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

                  "ENVIRONMENTAL PERMITS" has the meaning specified in SECTION 6.12(B).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

                  "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with the Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the
         Code).

                  "ERISA EVENT" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or
         (f) the imposition of any liability to the PBGC under Title IV of ERISA, other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company or any ERISA Affiliate.

                  "EURODOLLAR RESERVE PERCENTAGE" has the meaning specified in the definition of "Offshore Rate".

                  "EVENT OF DEFAULT" means any of the events or circumstances specified in SECTION 9.01.

                  "EXCESS CASH FLOW" means, for any period, (x) EBITDA for such period less (y) the sum, without duplication, of the amount for such period of (i) Consolidated Interest Expense, (ii) provisions for taxes based on income, (iii) Capital Expenditures, (iv) payments made with respect to Permitted Earn-Out Debt and (v) all scheduled principal payments on Indebtedness (including all Scheduled Repayments).

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

                  "EXISTING LETTER OF CREDIT" means each letter of credit listed on SCHEDULE 1.01.

                  "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

                  "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "FEE LETTER" has the meaning specified in SECTION 2.12(A).

                  "FINANCIAL LETTERS OF CREDIT" means any Letter of Credit which either the Agent or the Issuing Bank determines is required under applicable law (including regulations and guidelines established by banking regulators) relating to reserve requirements to be classified as a financial letter of credit.

                  "FOREIGN SUBSIDIARY" means each Subsidiary of the Company that is not a Domestic Subsidiary.

                  "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

                  "FURTHER TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to
         SECTION 4.01.

                  "FX TRADING OFFICE" means the Foreign Exchange Trading Center #5193, San Francisco, California, of the Bank of America National Trust and Savings Association, or such other foreign exchange trading center of the Bank of America National Trust and Savings Association as it may designate from time to time.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the

         Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination; PROVIDED, HOWEVER, that for purposes of all computations required to be made with respect to compliance by the Company with SECTIONS 8.15, 8.16, 8.17, 8.18 and 8.19, such term shall mean generally accepted accounting principles as in effect on the date of this Agreement, applied in a manner consistent with those used in preparing the financial statements referred to in SECTION 6.11.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "GUARANTOR" means each Domestic Subsidiary of the Company and, to the extent requested pursuant to SECTION 7.15, each Foreign Subsidiary of the Company.
                               .
                  "GUARANTY" means the Guaranty, dated as of June 27, 1997, duly executed and delivered by the Guarantors in favor of the Agent, on behalf of the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                  "GUARANTY OBLIGATION" has the meaning specified in the definition of "Contingent Obligation."

                  "HAZARDOUS MATERIALS" means any toxic or hazardous waste, substance or chemical or any pollutant, contaminant, chemical or other substance defined or regulated pursuant to any Environmental Law, including, without limitation, asbestos, petroleum, crude oil or any fraction thereof.

                  "HONOR DATE" has the meaning specified in SECTION 3.03(B).

                  "INDEBTEDNESS" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (other than trade payables entered into in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations with respect to Surety Instruments and all L/C Obligations; (d) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (e) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to property acquired by the Person (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property); (f) all obligations with respect to capital leases; (g) all indebtedness referred to in clauses (a) through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (h) all Guaranty Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (g) above; it being understood and agreed that the Company's obligation to fund $1,200,000 of Waterlink (Sweden) AB's employee benefit plans in connection with the initial capitalization thereof shall not be included within the definition of "Indebtedness".

                  "INDEMNIFIED LIABILITIES" has the meaning specified in SECTION 11.05.

                  "INDEMNIFIED PERSON" has the meaning specified in SECTION
         11.05.

                  "INDEPENDENT AUDITOR" has the meaning specified in SECTION 7.01(A).

                  "INSOLVENCY PROCEEDING" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

                  "INTELLECTUAL PROPERTY ASSIGNMENTS" means, collectively, those certain Patent Assignment, Trademark Assignment and Copyright Assignments duly executed and delivered by each of the Company and each Guarantor in favor of the Collateral Agent, for the benefit of itself and the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                  "INTEREST PAYMENT DATE" means, as to any Offshore Rate Loan, the last day of each Interest Period applicable to such Offshore Rate Loan and, as to any Base Rate Loan, the last Business Day of each March, June, September and December; PROVIDED, HOWEVER, that if any Interest Period exceeds three months, the date that falls three months after the beginning of such Interest Period and after each Interest Payment Date thereafter is also an Interest Payment Date.

                  "INTEREST COVERAGE RATIO" means, with respect to any period, the ratio of EBIT for that period to Consolidated Interest Expense for that period.

                  "INTEREST PERIOD" means, as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Company in its Notice of Borrowing or Notice of Conversion/Continuation;

         PROVIDED that:

                           (a) if any Interest Period would otherwise end on a
                  day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (b) any Interest Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                           (c) no Interest Period for any Term Loan shall extend
                  beyond the Term Maturity Date and no Interest Period for any Revolving Loan shall extend beyond the Revolving Termination Date; and

                           (d) no Interest Period applicable to a Term Loan or
                  portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans unless the aggregate principal amount of Term Loans represented by Base Rate Loans or Offshore Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment.

                  "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "ISSUANCE DATE" has the meaning specified in SECTION 3.01(A).

                  "ISSUE" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "ISSUED," "ISSUING" and "ISSUANCE" have corresponding meanings.

                  "ISSUING BANK" means BofA in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under SECTION 10.01(B) or SECTION 10.09.

                  "JOINT VENTURE" means a single-purpose corporation, partnership, limited liability company, joint venture or other similar legal arrangement (whether created by contract or conducted through a separate legal entity) now or hereafter formed by the Company or any of its Subsidiaries with another Person in order to conduct a common venture or enterprise with such Person.

                  "KRONA" means the lawful currency of Sweden.

                  "L/C ADVANCE" means each Bank's participation in any L/C Borrowing in accordance with its Pro Rata Share.

                  "L/C AMENDMENT APPLICATION" means an application form for amendment of outstanding standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

                  "L/C APPLICATION" means an application form for issuances of standby or commercial documentary letters of credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

                  "L/C BORROWING" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Revolving Loans under SECTION 3.03(C).

                  "L/C COMMITMENT" means the commitment of the Issuing Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit from time to time Issued or outstanding under ARTICLE III, in an aggregate amount not to exceed on any date the amount of $20,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to SECTION 2.08; PROVIDED that the L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

                  "L/C OBLIGATIONS" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

                  "L/C-RELATED DOCUMENTS" means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

                  "LENDING OFFICE" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office", as the case may be, on SCHEDULE 11.02, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

                  "LETTERS OF CREDIT" means any letter of credit (whether Financial Letters of Credit or Non-Financial Letters of Credit) that is either (a) an Existing Letter of Credit or (b) Issued by the Issuing Bank pursuant to ARTICLE III.

                  "LEVEL" means, and includes, Level I, Level II or Level III, Level IV, Level V or Level VI, whichever is in effect at the relevant time.

                  "LEVEL I" shall exist at any time the Leverage Ratio is less than 2.00:1.0.

                  "LEVEL II" shall exist at any time the Leverage Ratio is less than 2.50.1.0 but equal to or greater than 2.00:1.0.


                  "LEVEL III" shall exist at any time the Leverage Ratio is less than 3.00:1.0 but equal to or greater than 2.50:1.0.

                  "LEVEL IV" shall exist at any time the Leverage Ratio is less than 3.50:1.0 but greater than or equal to 3.00:1.0.

                  "LEVEL V" shall exist at any time the Leverage Ratio is less than 4.0:1.0 but greater than or equal to 3.50:1.0.

                  "LEVEL VI" shall exist at any time the Leverage Ratio is greater than or equal to 4.00:1.0.

                  "LEVERAGE RATIO" means, with respect to any period, the ratio of total consolidated Indebtedness (other than L/C Obligations) as of the end of that period to EBITDA for that period.

                  "LIEN" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law) and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

                  "LOAN" means an extension of credit by a Bank to the Company under Article II or Article III in the form of a Revolving Loan, a Swing Line Loan, the Term Loan, a Special Funding Loan or L/C Borrowing.

                  "LOAN DOCUMENTS" means this Agreement, any Notes, the Fee Letter, the L/C-Related Documents, the Collateral Documents and all other documents delivered to the Agent or any Bank in connection herewith.

                  "MAJORITY BANKS" means (a) at any time two Banks are party to this Agreement, both Banks and (b) at any other time, prior to the termination of the Commitment, Banks holding at least 66-2/3% of the then aggregate unpaid principal amount of Term Loans, PLUS the aggregate Revolving Loan Commitments or, if the Revolving Commitments have been terminated, Banks holding at least 66-2/3% of the then unpaid principal amount of Loans and L/C Obligations.

                  "MARGIN STOCK" means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

                  "MATERIAL ADVERSE EFFECT" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company or the Company and its Subsidiaries taken as a whole or as to any Subsidiary; (b) a material impairment of the ability of the Company or any Subsidiary to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Subsidiary of any Loan Document.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan", within the meaning of Section 4001(a)(3) of ERISA, to which the Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

                  "NET INCOME" shall mean for any period, the net income (or loss) of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP, PROVIDED that there shall be excluded (i) the income (or loss) of any entity accrued prior to the date it becomes a Subsidiary of the Company or is merged into or consolidated with the Company or any Subsidiary or on which its assets are acquired by the Company or any Subsidiary of the Company and (ii) the income of any Subsidiary of the Company to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary.

                  "NET ISSUANCE PROCEEDS" means, in respect of any issuance of debt or equity, cash proceeds and non-cash proceeds received or receivable in connection therewith, net of reasonable out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of the Company.

                  "NET PROCEEDS" means proceeds in cash, checks or other cash equivalent financial instruments (including Cash Equivalents) as and when received by the Person making a Disposition, net of: (a) the direct costs relating to such Disposition (excluding amounts payable to the Company or any Affiliate of the Company), (b) sale, use or other transaction taxes paid or payable as a result thereof, (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition, and (d) amounts related to the sale of any demonstration plant the proceeds of which are utilized by the Company for new demonstration plants and/or marketing expenses.

                  "NET WORTH" means shareholders' equity as determined in accordance with GAAP.

                  "NON-FINANCIAL LETTERS OF CREDIT" means Letters of Credit which are not Financial Letters of Credit.

                  "NOTE" means a promissory note executed by the Company in favor of a Bank pursuant to Section 2.02(b), in substantially the form of EXHIBIT F-1, with respect to Revolving Loans, EXHIBIT F-2, with respect to Term Loans, and EXHIBIT F-3, with respect to the Swing Line Loan.

                  "NOTICE OF BORROWING" means a notice in substantially the form of EXHIBIT A.

                  "NOTICE OF CONVERSION/CONTINUATION" means a notice in substantially the form of EXHIBIT B.

                  "OBLIGATIONS" means all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by the Company to any Bank, the Agent, the Collateral Agent, or any Indemnified Person, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

                  "OFFSHORE RATE" means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/16th of 1%) determined by the Agent as follows:

         Offshore Rate =                    LIBOR
                         ------------------------------------
                         1.00 - Eurodollar Reserve Percentage

         Where,

                  "EURODOLLAR RESERVE PERCENTAGE" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                  "LIBOR" means the rate of interest per annum determined by the Agent to be the rate of interest per annum at which dollar deposits in the approximate amount of the amount of the Loan to be made or continued as, or converted into, an Offshore Rate Loan by the Agent and having a maturity comparable to such Interest Period would be offered to major banks in the London interbank market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

         The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "OFFSHORE RATE LOAN" means a Loan that bears interest based on the Offshore Rate.

                  "ORGANIZATION DOCUMENTS" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation.

                  "OTHER TAXES" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "PARTICIPANT" has the meaning specified in SECTION 11.08(D).

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

                  "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which the Company sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five (5) plan years.

                  "PERMITTED FOREIGN SUBSIDIARY INDEBTEDNESS" has the meaning specified in SECTION 8.05(F).

                  "PERMITTED LIENS" has the meaning specified in SECTION 8.01.

                  "PERMITTED EARN-OUT DEBT" means (a) payment obligations of the Company incurred to sellers in connection with the purchase of stock or assets pursuant to an Acquisition, which obligations are payable by the Company only in the event certain future performance goals are achieved with respect to the operations of such target and (b) any non-compete, consulting or similar obligation incurred to sellers in connection with an Acquisition; PROVIDED, that any such payment obligation (other than as described in item 1 on SCHEDULE 8.08 which is hereby deemed to constitute Permitted Earn-Out Debt) shall only constitute Permitted Earn-Out Debt to the extent such obligations are unsecured and are payable only up to a fixed maximum dollar amount.

                  "PERMITTED SELLER DEBT" has the meaning specified in SECTION 8.05(I).

                  "PERMITTED SWAP OBLIGATIONS" means all obligations (contingent or otherwise) of the Company or any Subsidiary existing or arising under Swap Contracts, provided that each of the following criteria is satisfied: (a) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments or assets held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person in conjunction with a securities repurchase program not otherwise prohibited hereunder, and not for purposes of speculation or taking a "market view;" (b) such Swap Contracts do not contain (i) any provision ("walk-away" provision) exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party, or (ii) any provision creating or permitting the declaration of an event of default, termination event or similar event upon the occurrence of an Event of Default hereunder (other than an Event of Default under SECTION 9.01(A)).

                  "PERSON" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

                  "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Company sponsors or maintains or to which the Company makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "PLEDGE AGREEMENTS" means, collectively, those certain Pledge Agreements, duly executed and delivered by each of the Company and the Guarantors pledging the stock of its Subsidiaries to the Collateral Agent, for the benefit of itself and the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                  "PLEDGED COLLATERAL" has the meaning specified in the relevant Pledge Agreement.

                  "PRIOR LOAN DOCUMENT" has the meaning specified in SECTION 11.19.

                  "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

                  "PRO RATA SHARE" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

                  "REPORTABLE EVENT" means, any of the events set forth in
         Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "RESPONSIBLE OFFICER" means the chief executive officer or the president of the Company, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer or the treasurer of the Company, or any other officer having substantially the same authority and responsibility.

                  "REVOLVING LOAN COMMITMENT" as to each Bank, has the meaning specified in SECTION 2.01(B).

                  "REVOLVING LOAN" has the meaning specified in SECTION 2.01(B).

                  "REVOLVING TERMINATION DATE" means the earlier to occur of:

                           (a)      May 19, 2003; and

                           (b) the date on which the Revolving Loan Commitments
                  terminate in accordance with the provisions of this Agreement.

                  "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

                  "SECURITY AGREEMENTS" means, collectively, those certain Security Agreements, duly executed and delivered by each of the Company and the Guarantors in favor of the Collateral Agent, for the benefit of itself and the Banks, as the same may be amended, supplemented or otherwise modified from time to time.

                  "SENIOR LEVERAGE RATIO" means, with respect to any period, the ratio of total consolidated Indebtedness (other than Subordinated Debt and L/C Obligations) as of the end of that period to EBITDA for that period.

                  "SCHEDULED REPAYMENT" has the meaning specified in SECTION 2.10(A).

                  "SOLVENT" means, when used with respect to a Person, that (a) the fair saleable value of the assets of such Person is in excess of the total amount of the present value of its liabilities (including for purposes of this definition all liabilities (including loss reserves as determined by such Person), whether or not reflected on a balance sheet prepared in accordance with GAAP and whether direct or indirect, fixed or contingent, secured or unsecured, disputed or undisputed), (b) such Person is able to pay its debts or obligations in the ordinary course as they mature and (c) such Person does not have unreasonably small capital to carry out its business as conducted and as proposed to be conducted. "Solvency" shall have a correlative meaning.

                  "SPECIAL FUNDING ACCOUNT" means a new account established by the Company with the Collateral Agent into which funds to be utilized by the Company to consummate the Sutcliffe Acquisition will be deposited.

                  "SPECIAL FUNDING DATE" means the date, which shall be a Business Day, on which Special Funding Loans are made pursuant to
         SECTION 5.03 and the Special Funding Procedure Letter.

                  "SPECIAL FUNDING LOANS" mean Loans made on the Special Funding Date 100% of the proceeds of which are deposited into the Special Funding Account.

                  "SPECIAL FUNDING PROCEDURE LETTER" means the letter attached hereto as EXHIBIT G.

                  "SPOT RATE" for a currency means the rate generally quoted by the Bank of America National Trust and Savings Association as the spot rate for the purchase by the Bank of America National Trust and Savings Association of such currency with another currency through its FX Trading Office on the date two Business Days prior to the date as of which the foreign exchange computation is made.

                  "STERLING" means the lawful currency of the United Kingdom.

                  "SUBORDINATED DEBT" means the Indebtedness permitted to be incurred by the Company pursuant to SECTION 8.05(G) and (I).

                  "SUBSIDIARY" of a Person means any corporation , association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

                  "SURETY INSTRUMENTS" means all letters of credit (including standby and documentary), banker's acceptances, bank guaranties, shipside bonds, surety bonds and similar instruments.

                  "SUTCLIFFE" means Sutcliffe Speakman, p.l.c.

                  "SUTCLIFFE ACQUISITION" means the acquisition by the Company of 100% of the capital stock of Barnebey & Sutcliffe Corporation and the acquisition by Waterlink Holding (U.K.) Ltd. of 100% of the capital stock of Sutcliffe Speakman Carbons Limited and Sutcliffe Croftshaw Limited, in each case pursuant to the Sutcliffe Acquisition Documents.

                  "SUTCLIFFE ACQUISITION DOCUMENTS" means the executed purchase agreement among the Company, Waterlink Holding (U.K.) Ltd. and Sutcliffe, and all other documents entered into or delivered in the connection therewith.

                  "SWAP CONTRACT" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

                  "SWAP TERMINATION VALUE" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

                  "SWING LINE LOAN COMMITMENT" has the meaning specified in
         SECTION 2.04.

                  "SWING LINE BANK" means BofA, in its capacity as provider of the Swing Line Loans.

                  "SWING LINE LOAN" has the meaning specified in SECTION 2.04.

                  "SWING LINE TERMINATION DATE" means the earlier to occur of:

                           (a) May 14, 2003; and

                           (b) the date on which the Revolving Loan Commitment
                  terminates in accordance with the provisions of this Agreement.

                  "SWING LINE NOTE" means a promissory note in substantially the form of EXHIBIT F-3.

                  "SWING LINE RATE" means the Base Rate.

                  "TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, respectively, taxes imposed on or measured by its net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Bank or the Agent, as the case may be, is organized or maintains a lending office.

                  "TERM LOAN COMMITMENT" means Thirty-Five Million Dollars ($35,000,000).

                  "TERM LOAN" has the meaning specified in SECTION 2.01(A).

                  "TERM MATURITY DATE" means May 19, 2003.

                  "TYPE" means, with respect to any Borrowing, its nature as a Base Rate Loan or an Offshore Rate Loan.

                  "UNFUNDED PENSION LIABILITY" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "UNITED STATES" and "U.S." each means the United States of America.

                  "WHOLLY-OWNED SUBSIDIARY" means any corporation, association, partnership, limited liability company, joint venture or other business entity in which (other than directors' qualifying shares required by law) 100% of the equity interests of each class having ordinary voting power, and 100% of the equity interests of every other class, in each case, at the time as of which any determination is being made, is owned, beneficially and of record, by the Company, or by one or more of the other Wholly-Owned Subsidiaries, or both.

         1.02 OTHER INTERPRETIVE PROVISIONS. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                           (ii) The term "including" is not limiting and means "including without limitation."

                           (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms. Unless otherwise expressly provided, any reference to any action of the Agent or the Banks by way of consent, approval or waiver shall be deemed modified by the phrase "in its/their sole discretion."

                  (g) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Company and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Banks or the Agent merely because of the Agent's or Banks' involvement in their preparation.

         1.03 ACCOUNTING PRINCIPLES. (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                  (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                   ARTICLE II

                                   THE CREDITS
                                   -----------

         2.01 AMOUNTS AND TERMS OF COMMITMENTS.

                  (a) THE TERM CREDIT. Each Bank severally agrees, on the terms and conditions set forth herein, to make, in an amount not to exceed such Bank's Pro Rata Share of the Term Loan Commitment, on the Special Funding Date, a term loan to the Company in an aggregate principal amount equal to the Term Loan Commitment ("TERM LOAN"). Amounts borrowed as Term Loans which are repaid or prepaid by the Company may not be reborrowed.

                  (b) THE REVOLVING CREDIT. Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "REVOLVING LOAN") from time to time on any Business Day during the period from the Special Funding Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on
SCHEDULE 2.01 (such amount, as the same may be reduced under SECTION 2.07 or as a result of one or more assignments under SECTION 10.08, the Bank's "REVOLVING LOAN COMMITMENT"); PROVIDED, HOWEVER, that, after giving effect to any Borrowing of Revolving Loans (exclusive of Revolving Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), the Effective Amount of all outstanding Revolving Loans, the Effective Amount of all Swing Line Loans and the Effective

Amount of all L/C Obligations, shall not at any time exceed the combined Revolving Loan Commitments; AND PROVIDED FURTHER, that the Effective
Amount of the Revolving Loans of any Bank plus the participation of such Bank in the Effective Amount of all Swing Line Loans and the Effective Amount of all L/C Obligations shall not at any time exceed such Bank's Revolving Loan Commitment. Within the limits of each Bank's Revolving Loan Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this SECTION 2.01(B), prepay under SECTION 2.08 and reborrow under this SECTION 2.01(B).

         2.02  LOAN ACCOUNTS.

                  (a) The Loans made by each Bank and the Letters of Credit Issued by the Issuing Bank shall be evidenced by one or more accounts or records maintained by such Bank or Issuing Bank, as the case may be, in the ordinary course of business. The accounts or records maintained by the Agent, the Issuing Bank and each Bank shall be prima facie evidence of the amount of the Loans made by the Banks to the Company and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans or any Letter of Credit.

                  (b) Upon the request of any Bank made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Bank shall record on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each such Bank is irrevocably authorized by the Company to make such recordations on its Note(s) and each Bank's record shall be deemed prima facie correct; PROVIDED, HOWEVER, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Bank.

         2.03  PROCEDURE FOR BORROWING.

                  (a) Each Borrowing (other than an L/C Borrowing or a Borrowing of Swing Line Loans) shall be made upon the Company's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 12:00 noon (Chicago time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans and (ii) on the date of the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                           (i) the amount of the Borrowing, which shall be in an
                  aggregate minimum amount of $500,000, or any multiple of $100,000 in excess thereof, in the case of Base Rate Loans, and $1,000,000, or any multiple of $500,000 in excess thereof, in the case of Offshore Rate Loans;

                           (ii) whether such Borrowing shall consist of
                  Revolving Loans and/or Term Loans;

                           (iii) the requested Borrowing Date, which shall be a
                  Business Day;

                           (iv)     the Type of Loans comprising the Borrowing;
                  and

                           (v) the duration of the Interest Period applicable to
                  such Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Offshore Rate Loans, such Interest Period shall be three months;

PROVIDED, HOWEVER, that with respect to the Borrowing to be made on the Special Funding Date, the Notice of Borrowing shall be delivered to the Agent not later than 10:00 a.m. (Chicago time) on the Special Funding Date and such Borrowing will consist of Base Rate Loans only; and PROVIDED FURTHER, all Borrowings during the first 90 days following the Special Funding Date (or such shorter period as determined by the Agent) shall have the same Interest Period and shall be Base Rate Loans or Offshore Rate Loans for Interest Periods no longer than one month.

                  (b) The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing.

                  (c) Each Bank will make the amount of its Pro Rata Share of each Borrowing available to the Agent for the account of the Company at the Agent's Payment Office by 2:00 p.m. (Chicago time) on the Borrowing Date requested by the Company in funds immediately available to the Agent. The proceeds of all such Loans will then be made available to the Company by the Agent at such office by crediting the account of the Company on the books of BofA with the aggregate of the amounts made available to the Agent by the Banks and in like funds as received by the Agent.

                  (d) After giving effect to any Borrowing, unless the Agent shall otherwise consent, there may not be more than five different Interest Periods in effect.

         2.04 THE SWING LINE LOANS. Subject to the terms and conditions hereof, the Swing Line Bank agrees to make loans to the Company (each such loan, a "SWING LINE LOAN") from time to time on any Business Day during the period from the Closing Date to the Swing Line Termination Date in an aggregate principal amount at any one time outstanding not to exceed $5,000,000 (the "SWING LINE LOAN COMMITMENT"); PROVIDED, after giving effect to any Borrowing of Swing Line Loans, the Effective Amount of all outstanding Swing Line Loans shall not at any time exceed the Swing Line Loan Commitment; AND PROVIDED FURTHER, that the Effective Amount of all outstanding Revolving Loans, the Effective Amount of all Swing Line Loans and the Effective Amount of all L/C Obligations shall not at any time exceed the combined Revolving Loan Commitments. Prior to the Swing Line Termination Date, the Company may use the Swing Line Loan Commitment by borrowing, prepaying the Swing Line Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. All Swing Line Loans shall bear interest at the Swing Line Rate and shall not be entitled to be converted into Loans that bear interest at any other rate.

         2.05 PROCEDURE FOR SWING LINE LOANS. (a) The Company may borrow under the Swing Line Loan Commitment on any Business Day until the Swing Line Termination Date; PROVIDED that the Company shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 12:00 noon (Chicago time)) and the Agent shall promptly deliver to the Company and the Swing Line Bank a confirmation of such notice specifying the amount of the requested Swing Line Loan, which shall be in a minimum amount of $100,000 or a whole multiple of $50,000 in excess thereof. The proceeds of the Swing Line Loan will be made available by the Swing Line Bank to the Company in immediately available funds at the office of the Swing Line Bank by 2:00 p.m. (Chicago time) on the date of such notice. The Company may at any time and from time to time, prepay the Swing Line Loans, in whole or in part, without premium or penalty, by notifying the Agent prior to 12:00 noon (Chicago time) on any Business Day of the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of $100,000 or a whole multiple of $50,000 in excess thereof.

                  (b) The Agent, acting upon the request of the Swing Line Bank, at any time in its sole and absolute discretion, may on behalf of the Company (which hereby irrevocably directs the Agent to so act on its behalf) notify each Bank (including the Swing Line Bank) to make a Revolving Loan to the Company in a principal amount equal to such Bank's Pro Rata Share of the amount of such Swing Line Loan, unless any Bank or Banks shall be obligated, pursuant to
SECTION 2.01(B), to make funds available to the Agent on the date such notice is given in an aggregate amount equal to or in excess of such Swing Line Loan, in which case such funds shall be applied by the Agent first to repay such Swing Line Loan and any remaining funds shall be made available to the Borrower in accordance with SECTION 2.01(B); PROVIDED, HOWEVER, that such notice shall be deemed to have automatically been given upon the occurrence of an Event of Default under SECTION 9.01(F) or (G). Upon notice from the Agent, each Bank (other than the Swing Line Bank) will immediately transfer to the Agent, for transfer to the Swing Line Bank, in immediately available funds, an amount equal to such Bank's Pro Rata Share of the amount of such Swing Line Loan so repaid. Each Bank's obligation to transfer the amount of such Revolving Loan to the Agent shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against the Swing Line Bank, (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Revolving Loan Commitments, (iii) any adverse change in the condition (financial or otherwise) of the Company or any other Person, (iv) any breach of this Agreement by the Company or any other Company or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (c) Notwithstanding anything herein to the contrary, the Swing Line Bank (i) shall not be obligated to make any Swing Line Loan if the conditions set forth in ARTICLE V have not been satisfied and (ii) shall not make any requested Swing Line Loan if, prior to 1:00 p.m. (Chicago time) on the date of such requested Swing Line Loan, it has received a written notice from the Agent or any Bank directing it not to make further Swing Line Loans because one or more of the conditions specified in ARTICLE V are not then satisfied.

                  (d) If prior to the making of a Loan required to be made by
SECTION 2.05(B) an Event of Default described in SECTION 9.01(F) OR 9.01(G) shall have occurred and be continuing with respect to the Company, each Bank will, on the date such Loan was to have been made pursuant to the notice described in SECTION 2.05(B), purchase an undivided participating interest in the outstanding Swing Line Loans in an amount equal to its Pro Rata Share of the aggregate principal amount of Swing Line Loans then outstanding. Each Bank will immediately transfer to the Agent for the benefit of the Swing Line Bank, in immediately available funds, the amount of its participation.

                  (e) Whenever, at any time after a Bank has purchased a participating interest in a Swing Line Loan, the Swing Line Bank receives any payment on account thereof, the Swing Line Bank will distribute to the Agent for delivery to each Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by the Swing Line Bank is required to be returned, such Bank will return to the Agent for delivery to the Swing Line Bank any portion thereof previously distributed by the Swing Line Bank to it.

                  (f) Each Bank's obligation to make the Loans referred to in
SECTION 2.05(B) and to purchase participating interests pursuant to SECTION 2.05(D) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or the Company may have against the Swing Line Bank, the Company or any other Person for any reason whatsoever, (ii) the occurrence or continuance of a Default or an Event of Default, (iii) any adverse change in the condition (financial or otherwise) of the Company, (iv) any breach of this Agreement or any other Loan Document by the Company, any Subsidiary or any other Bank, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         2.06  CONVERSION AND CONTINUATION ELECTIONS.

                  (a) The Company may, upon irrevocable written notice to the Agent in accordance with SECTION 2.06(B):

                           (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans (or any part thereof in an aggregate minimum amount of $500,000, or any multiple of $100,000 in excess thereof, in the case of Base Rate Loans, and $1,000,000, or any multiple of $500,000 in excess thereof, in the case of Offshore Rate Loans) into Loans of any other Type; or

                           (ii) elect as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $500,000 in excess thereof);

PROVIDED, that if at any time the aggregate amount of Offshore Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such Offshore Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Loans as, and convert such Loans into, Offshore Rate Loans shall terminate.

                  (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the Agent not later than 12:00 noon (Chicago time) at least (i) three Business Days in advance of the Conversion/ Continuation Date, if the Loans are to be converted into or continued as Offshore Rate Loans and (ii) on the date of the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                           (i)   the proposed Conversion/Continuation Date;

                           (ii) the aggregate amount of Loans to be converted or
                  continued;


                           (iii) the Type of Loans resulting from the proposed
                  conversion or continuation; and

                           (iv) other than in the case of conversions into Base
                  Rate Loans, the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to Offshore Rate Loans, the Company has failed to select a new Interest Period to be applicable to such Offshore Rate Loans by the time specified in SECTION 2.06(B), or if any Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Offshore Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The Agent will promptly notify each Bank of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans, with respect to which the notice was given, held by each Bank.

                  (e) Unless the Majority Banks otherwise consent, during the existence of a Default or Event of Default, the Company may not elect to have a Loan converted into or continued as an Offshore Rate Loan.

                  (f) After giving effect to any conversion or continuation of Loans, unless the Agent shall otherwise consent, there may not be more than five different Interest Periods in effect.

        2.07 VOLUNTARY TERMINATION OR REDUCTION OF COMMITMENTS. The Company may, upon not less than three Business Days' prior notice to the Agent, terminate the Commitments or permanently reduce the Commitments by an aggregate minimum amount of $1,000,000 or any multiple of $500,000 in excess thereof; UNLESS, after giving effect thereto and to any prepayments of Revolving Loans made on the effective date thereof, (a) the Effective Amount of all Revolving Loans, Swing Line Loans and L/C Obligations together would exceed the amount of the combined Revolving Commitments then in effect, (b) the Effective Amount of all L/C Obligations then outstanding would exceed the L/C Commitment or (c) the Effective Amount of all Swing Line Loans then outstanding would exceed the Swing Line Loan Commitment. Once reduced in accordance with this Section, the Commitment so reduced may not be increased. Any reduction of the Commitments shall be applied to each Bank according to its Pro Rata Share of such Commitment. If and to the extent specified by the Company in the notice to the Agent, some or all of the reduction in the combined Revolving Loan Commitments shall be applied to reduce the L/C Commitment and the Swing Line Loan Commitment. All accrued commitment and letter of credit fees to, but not including, the effective date of any reduction or termination of the Commitments shall be paid on the effective date of such reduction or termination.

        2.08 OPTIONAL PREPAYMENTS. Subject to SECTION 4.04, the Company may, at any time or from time to time, upon irrevocable notice to the Agent, prepay Loans ratably among the Banks in whole or in part, in minimum amounts of $100,000, or any multiple of $100,000 in excess thereof, in the case of Base Rate Loans, and $500,000, or any multiple of $500,000 in excess thereof, in the case of Offshore Rate Loans. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to SECTION 4.04. Optional prepayments of Term Loans shall be applied, FIRST, in an aggregate amount of up to $1,000,000, to the next Scheduled Repayment, and SECOND, with respect to all other voluntary prepayments, ratably among all Scheduled Repayments.

        2.09  MANDATORY PREPAYMENTS OF LOANS; MANDATORY COMMITMENT REDUCTIONS.

                (a) If on any date the Effective Amount of L/C Obligations exceeds the L/C Commitment, the Company shall Cash Collateralize on such date the outstanding Letters of Credit in an amount equal to the excess of the maximum amount then available to be drawn under the Letters of Credit over the Aggregate L/C Commitment. Subject to SECTION 4.04, if on any date after giving effect to any Cash Collateralization made on such date pursuant to the preceding sentence, the Effective Amount of all Revolving Loans and Swing Line Loans then outstanding plus the Effective Amount of all L/C Obligations exceeds the combined Revolving Loan Commitments, the Company shall immediately, and without notice or demand, prepay the outstanding principal amount of the Revolving Loans, Swing Line Loans and L/C Advances by an amount equal to the applicable excess.

                (b) ASSET DISPOSITIONS. If the Company or any of its Subsidiaries shall at any time or from time to time make or agree to make a Disposition then (i) the Company shall promptly provide written notice to the Agent of such proposed Disposition (including the amount of the estimated Net Proceeds to be received by the Company in respect thereof) and (ii) promptly upon receipt by the Company or its Subsidiary of the Net Proceeds of such Disposition the Company shall FIRST, prepay Term Loans in an aggregate amount equal to the amount of such Net Proceeds, FIRST, to the repayment of the next Scheduled Repayment, and SECOND, ratably among all remaining Scheduled Repayments, SECOND, prepay Swing Line Loans (without any reduction in the Swing Line Loan Commitment) and THIRD, prepay Revolving Loans (without any reduction in the Revolving Loan Commitment).

                (c) EQUITY ISSUANCE. If the Company shall issue new common or preferred equity after the Closing Date (other than issuances in connection with an Acquisition (to the extent such equity is issued to the seller as consideration in connection with such Acquisition) or in connection with the exercise by employees of the Company or any of its Subsidiaries pursuant to an employee stock option plan), the Company shall (i) promptly provide written notice to the Agent of the estimated Net Issuance Proceeds of such issuance to be received by the Company and (ii) promptly upon receipt by the Company of such Net Issuance Proceeds, the Company shall, (x) in the event that the Term Loan remains outstanding on such date, prepay Term Loans in an aggregate amount equal to 100% of the amount of such Net Issuance Proceeds, FIRST, to the repayment of the next Scheduled Repayment, and SECOND, ratably among all remaining Scheduled Repayments, and (y) in the event that the Term Loan has been repaid in full prior to such date and the Leverage Ratio is greater than or equal to 3.00:1.0 on such date, prepay in an aggregate amount necessary to achieve a Leverage Ratio calculated pursuant to SECTION 8.16 equal to or less than 3.00:1.0 FIRST, Swing Line Loans (without any reduction in the Swing Line Loan Commitments) and SECOND, Revolving Loans (without any reduction in the Revolving Loan Commitment).

                (d) DEBT ISSUANCE. If the Company or any of its Subsidiaries shall issue or incur any Indebtedness for borrowed money (other than as permitted pursuant to SECTION 8.05), the Company shall (i) promptly provide written notice to the Agent of the estimated Net Issuance Proceeds of such issuance to be received by such Person and (ii) promptly upon receipt by such Person of such Net Issuance Proceeds, the Company shall, (x) in the event that the Term Loan remains outstanding on such date, prepay Term Loans in an aggregate amount equal to 100% of the amount of such Net Issuance Proceeds, FIRST, to the repayment of the next Scheduled Repayment, and SECOND, ratably among all remaining Scheduled Repayments, and (y) in the event that the Term Loan has been repaid in full prior to such date and the Leverage Ratio is greater than or equal to 3.00:1.0 on such date, prepay in an aggregate amount necessary to achieve a Leverage Ratio calculated pursuant to SECTION 8.16 equal to or less than 3.00:1.0 FIRST, Swing Line Loans (without any reduction in the Swing Line Loan Commitments) and SECOND, Revolving Loans (without any reduction in the Revolving Loan Commitment).

                (e) EXCESS CASH FLOW. On each date which is 90 days after the last day of each fiscal year of the Company, an amount equal to 75% of Excess Cash Flow for such fiscal year shall be applied by the Company (x) in the event that the Term Loan remains outstanding on such date, to prepay Term Loans, FIRST, to the repayment of the next Scheduled Repayment, and SECOND, ratably among all remaining Scheduled Repayments, and (y) in the event that the Term Loan has been repaid in full prior to such date and the Leverage Ratio is greater than or equal to 3.50:1.0 on such date, to prepay in an aggregate amount necessary to achieve a Leverage Ratio calculated pursuant to SECTION 8.16 equal to or less than 3.50:1.0 FIRST, Swing Line Loans (without any reduction in the Swing Line Loan Commitments) and SECOND, Revolving Loans (without any reduction in the Revolving Loan Commitment).

                (f) CLOSING DATE. The Commitments shall be reduced to zero in the event that the Closing Date has not occurred on or prior to June 30, 1998 and the Prior Loan Documents shall remain uneffected by the terms and conditions of this Agreement.

                (g) GENERAL. Any prepayments pursuant to this SECTION 2.09 shall be applied first to any Base Rate Loans then outstanding and then to Offshore Rate Loans with the shortest Interest Periods remaining. The Company shall pay, together with each prepayment under this SECTION 2.09, accrued interest on the amount prepaid and any amounts required pursuant to SECTION 4.04. Notwithstanding the terms of SECTIONS 2.09(B), (C), (D) and (E), at no time shall a mandatory prepayment pursuant to said Sections result in more than a six month period between Scheduled Repayments.

        2.10  REPAYMENT.

                (a) TERM LOANS. On each date set forth below, the Borrower shall be required to repay the principal amount (or such other amount after giving effect to any prepayments permitted or required pursuant to this Agreement) of the Term Loans as is set forth opposite such date (each, a "Scheduled Repayment"):


         DATE                                        AMOUNT
March 31, 1999                                        $1,000,000
June 30, 1999                                          1,000,000
September 30, 1999                                     1,000,000
December 31, 1999                                      1,000,000
March 31, 2000                                         1,000,000
June 30, 2000                                          1,000,000
September 29,  2000                                    1,000,000
December 29, 2000                                      2,000,000
March 30, 2001                                         2,000,000
June 29, 2001                                          2,000,000
September 28, 2001                                     2,000,000
December 31, 2001                                      2,500,000
March 29, 2002                                         2,500,000
June 28, 2002                                          2,500,000
September 30, 2002                                     2,500,000
December 31, 2002                                      2,500,000
March 31, 2003                                         2,500,000
Term Maturity Date                                     5,000,000

                  (b) THE REVOLVING CREDIT. The Company shall repay to the Banks on the Revolving Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

                  (c) SWING LINE LOANS. The Company shall repay to the Swing Line Bank on the Swing Line Termination Date the aggregate principal amount of Swing Line Loans outstanding on such date.

                  (d) SPECIAL FUNDING LOANS. The Company shall repay to the Banks on the Business Day following the Special Funding Date the aggregate principal amount of Special Funding Loans outstanding on such date in the event that the Closing Date has not occurred on such date.

         2.11  INTEREST.

                  (a) Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Company's right to convert to other Types of Loans under SECTION 2.06), PLUS the Applicable Margin.

                  (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under SECTION 2.08 or 2.09 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Majority Banks.

                  (c) Notwithstanding SECTION 2.11(A), while any Event of Default exists or after acceleration, the Company shall pay interest (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans; PROVIDED, HOWEVER, that, on and after the expiration of any Interest Period applicable to any Offshore Rate Loan outstanding on the date of occurrence of such Event of Default or acceleration, the principal amount of such Loan shall, during the continuation of such Event of Default or after acceleration, bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin plus 2%.

                  (d) Anything herein to the contrary notwithstanding, the obligations of the Company to any Bank hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank would be contrary to the provisions of any law applicable to such Bank limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank, and in such event the Company shall pay such Bank interest at the highest rate permitted by applicable law.

         2.12 FEES. In addition to certain fees described in SECTION 3.08:

                  (a) AGENCY FEES. The Company shall pay the fees to the Agent for the Agent's own account, as required by the letter agreement ("FEE LETTER") between the Company and the Agent, dated May 19, 1998.

                  (b) COMMITMENT FEES. The Company shall pay to the Agent for the account of each Bank a commitment fee ("Commitment Fee") on the average daily unused portion of such Bank's Revolving Loan Commitment computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter as calculated by the Agent, equal to the Applicable Margin per annum. For purposes of calculating utilization under this Section, the Revolving Loan Commitments shall be deemed used to the extent of the Effective Amount of Revolving Loans then outstanding PLUS the Effective Amount of L/C Obligations then outstanding. Such commitment fee shall accrue from the Closing Date to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December through the Revolving Termination Date, with the final payment to be made on the Revolving Termination Date; PROVIDED that, in connection with any reduction or termination of Revolving Loan Commitments as the case may be, under SECTION 2.07, the accrued commitment fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The commitment fees provided in this Section shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in ARTICLE V are not met.

         2.13  COMPUTATION OF FEES AND INTEREST.

                  (a) All computations of interest for Base Rate Loans when the Base Rate is determined by BofA's "reference rate" shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

                  (b) Each determination of an interest rate by the Agent shall be conclusive and binding on the Company and the Banks in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to the Company or the Bank, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate and the resulting interest rate.

         2.14  PAYMENTS BY THE COMPANY.

                  (a) All payments to be made by the Company shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Company shall be made to the Agent for the account of the Banks at the Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 12:00 Noon (Chicago time) on the date specified herein. The Agent will promptly distribute to each Bank its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Agent later than 12:00 Noon (Chicago time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue for the day actually received.

                  (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Agent receives notice from the Company prior to the date on which any payment is due to the Banks that the Company will not make such payment in full as and when required, the Agent may assume that the Company has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company has not made such payment in full to the Agent, each Bank shall repay to the Agent on demand such amount distributed to such Bank, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Bank until the date repaid.

         2.15  PAYMENTS BY THE BANKS TO THE AGENT.

                  (a) Unless the Agent receives notice from a Bank on or prior to the Special Funding Date or, with respect to any Borrowing after the Special Funding Date, at least one Business Day prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the Company the amount of that Bank's Pro Rata Share of the Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in immediately available funds on the Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Bank with respect to amounts owing under this clause (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Borrowing Date, the Agent will notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

                  (b) The failure of any Bank to make any Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Loan on such Borrowing Date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

         2.16 SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to SECTION 11.10) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Banks following any such purchases or repayments.


                                   ARTICLE III

                              THE LETTERS OF CREDIT
                              ---------------------

         3.01  THE LETTER OF CREDIT SUBFACILITY.

                  (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees, (A) from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with SECTIONS 3.02(C) and (D), and (B) to honor drafts under the Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of the Company; PROVIDED, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "ISSUANCE DATE") (1) the Effective Amount of all L/C Obligations plus the Effective Amount of all Revolving Loans and Swing Line Loans exceeds the combined Revolving Loan Commitments, (2) the participation of any Bank in the Effective Amount of all L/C Obligations and Swing Line Loans plus the Effective Amount of the Revolving Loans of such Bank exceeds such Bank's Revolving Loan Commitment or, (3) the Effective Amount of L/C Obligations exceeds the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                  (b) The Issuing Bank is under no obligation to Issue any Letter of Credit if:

                           (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

                           (ii) the Issuing Bank has received written notice from any Bank, the Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in ARTICLE V is not then satisfied;

                           (iii) the expiry date of any requested Letter of Credit is after the Revolving Termination Date, unless the Company has Cash Collateralized, in form and substance satisfactory to the Issuing Bank, its L/C Obligations under such Letter of Credit on or prior to the date of the Issuance of such Letter of Credit;

                           (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank; or

                           (v) such Letter of Credit is in a face amount less than $25,000, unless such lesser amount is approved by the Agent and the Issuing Bank, or is to be denominated in a currency other than Dollars or an Approved Alternate Currency.

                  (c) All determinations of the stated amount of Letters of Credit and of the principal amount of L/C Obligations, in each case to the extent denominated in an Approved Alternate Currency, shall be made by the Agent by converting same into Dollars at the Spot Rate. Each such determination by the Agent shall be conclusive and binding on the Company and each Bank in the absence of manifest error. The Agent will, at the request of the Company or any Bank, deliver to such Person a statement showing the quotations used by the Agent in making such determination.

         3.02  ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.

                  (a) Each Letter of Credit shall be issued upon the irrevocable written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least three days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance. Each such request for issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Bank may require.

                  (b) Prior to the Issuance of any Letter of Credit, the Issuing Bank will confirm with the Agent (by telephone or in writing) that the Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Bank will provide the Agent with a copy thereof. Unless the Issuing Bank has received notice on or before the Business Day the Issuing Bank is to issue a requested Letter of Credit from the Agent (A) directing the Issuing Bank not to issue such Letter of Credit because such issuance is not then permitted under

SECTION 3.01(A) as a result of the limitations set forth in CLAUSES (1) through
(3) thereof or SECTION 3.01(B)(II); or (B) that one or more conditions specified in ARTICLE V are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, with the written approval of the Agent, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary business practices.

                  (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Bank will, upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least three days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of any such letter of Credit does not accept the proposed amendment to the Letter of Credit. The Agent will promptly notify the Banks of the receipt by it of any L/C Application or L/C Amendment Application.

                  (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least five days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit issued by it. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to renew any Letter of Credit if:
(A) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or
(B) the beneficiary of any such Letter of Credit does not accept the proposed renewal of the Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this clause (d) upon the request of the Company but the Issuing Bank shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

                  (e) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Majority Banks), deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Termination Date.

                  (f) This Agreement shall control in the event of any conflict with any L/C-Related Document (other than any Letter of Credit).

                  (g) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

         3.03  RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS.

                  (a) Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively. For purposes of Section 2.01(b), each Issuance of a Letter of Credit shall be deemed to utilize the Commitment of each Bank by an amount equal to the amount of such participation.

                  (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Company. The Company shall reimburse the Issuing Bank (by an L/C Borrowing or otherwise) prior to 12:00 Noon (Chicago time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "HONOR DATE"), in an amount equal to the amount so paid by the Issuing Bank (such amount, in the case of a Letter of Credit denominated in an Approved Alternate Currency, being deemed to be the Dollar equivalent of the amount drawn, determined on the basis of the Spot Rate for such Approved Alternate Currency as of the approximate time of such drawing). In the event the Company fails to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 12:00 Noon (Chicago time) on the Honor Date, the Issuing Bank will promptly notify the Agent and the Agent will promptly notify each Bank thereof, and the Company shall be deemed to have requested that Base Rate Loans in an aggregate amount equal to the unreimbursed drawing be made by the Banks to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Loan Commitment and subject to the conditions set forth in SECTION 5.02. Any notice given by the Issuing Bank or the Agent pursuant to this clause (b) may be oral if immediately confirmed in writing (including by facsimile); PROVIDED, that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (c) Each Bank shall upon any notice pursuant to SECTION 3.03(B) make available to the Agent for the account of the relevant Issuing Bank an amount in Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Banks shall (subject to SECTION 3.03(D)) each be deemed to have made a Revolving Loan consisting of a Base Rate Loan to the Company in that amount. If any Bank so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of the amount of the drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent will promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this Section 3.03.

                  (d) With respect to any unreimbursed drawing that is not converted into Revolving Loans consisting of Base Rate Loans to the Company in whole or in part, because of the Company's failure to satisfy the conditions set forth in SECTION 5.02 or for any other reason, the Company shall be deemed to have incurred from the Issuing Bank an L/C Borrowing in the amount of such drawing (such amount, in the case of a Letter of Credit denominated in an Approved Alternate Currency, being deemed to be the Dollar equivalent of the amount drawn, determined on the basis of the Spot Rate for such Approved Alternate Currency as of the approximate time of such drawing), which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin plus 2% per annum, and each Bank's payment to the Issuing Bank pursuant to SECTION 3.03(C) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Bank in satisfaction of its participation obligation under this SECTION 3.03.

                  (e) Each Bank's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this SECTION 3.03, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Company or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or
(iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; PROVIDED, however, that each Bank's obligation to make Revolving Loans under this SECTION 3.03 is subject to the conditions set forth in SECTION 5.02.

         3.04  REPAYMENT OF PARTICIPATIONS.

                  (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Agent for the account of the Issuing Bank for such Bank's participation in the Letter of Credit pursuant to SECTION
3.03 or (ii) in payment of interest thereon, the Agent will pay to each Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

                  (b) If the Agent or the Issuing Bank is required at any time to return to the Company, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Company to the Agent for the account of the Issuing Bank pursuant to SECTION 3.04(A) in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so returned by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

         3.05  ROLE OF THE ISSUING BANK.

                  (a) Each Bank and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                  (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Banks (including the Majority Banks, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

                  (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; PROVIDED, however, that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of SECTION 3.06; PROVIDED, however, anything in such clauses to the contrary notwithstanding, that the Company may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the

Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         3.06 OBLIGATIONS ABSOLUTE. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Revolving Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C-Related Document under all circumstances, including the following:

                           (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                           (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                           (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                           (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                           (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee ofany Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                           (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

                           (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.

         3.07 CASH COLLATERAL PLEDGE. Upon (i) the request of the Agent or the Majority Banks, (A) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or (B) if, as of the Revolving Termination Date, any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in SECTION 2.09(A) requiring the Company to Cash Collateralize Letters of Credit, then, the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations.

         3.08  LETTER OF CREDIT FEES.

                  (a) The Company shall pay to the Agent for the account of each of the Banks a letter of credit fee with respect to the Letters of Credit equal to the Applicable Margin per annum of the average daily maximum amount available to be drawn of the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each March, June, September and December based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

                  (b) The Company shall pay to the Issuing Bank a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Bank equal to .125% per annum of the face amount (or increased face amount, as the case may be) of such Letter of Credit. Such Letter of Credit fronting fee shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter during which such Letter of Credit is outstanding, commencing on the first such quarterly date to occur after such Letter of Credit is issued, through the Revolving Termination Date (or such later date upon which such Letter of Credit shall expire), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

                  (c) The Company shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to letters of credit as from time to time in effect.

         3.09 UNIFORM CUSTOMS AND PRACTICE. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.

                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------

         4.01 TAXES.

                  (a) Any and all payments by the Company to each Bank or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

                  (b) If the Company shall be required by law to deduct or withhold any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to any Bank or the Agent, then:

                           (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                           (ii) the Company shall make such deductions and withholdings;

                           (iii) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                           (iv) the Company shall also pay to each Bank or the Agent for the account of such Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

                  (c) The Company agrees to indemnify and hold harmless each Bank and the Agent for the full amount of i) Taxes, ii) Other Taxes, and iii) Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Bank or the Agent makes written demand therefor.

                  (d) Within 30 days after the date of any payment pursuant to this Section by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Bank or the Agent.

                  (e) If the Company is required to pay any amount to any Bank or the Agent pursuant to clauses (b) or (c) of this Section, then such Bank shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue, if such change in the sole judgment of such Bank is not otherwise disadvantageous to such Bank.

         4.02  ILLEGALITY.

                  (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Bank or its applicable Lending Office to make Offshore Rate Loans, then, on notice thereof by the Bank to the Company through the Agent, any obligation of that Bank to make Offshore Rate Loans shall be suspended until the Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist.

                  (b) If a Bank determines that it is unlawful to maintain any Offshore Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such Offshore Rate Loans of that Bank then outstanding, together with interest accrued thereon and amounts required under SECTION 4.04, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such Offshore Rate Loans to such day, or immediately, if the Bank may not lawfully continue to maintain such Offshore Rate Loan. If the Company is required to so prepay any Offshore Rate Loan, then concurrently with such prepayment, the Company may borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

                  (c) If the obligation of any Bank to make or maintain Offshore Rate Loans has been so terminated or suspended, the Company may elect, by giving notice to the Bank through the Agent that all Loans which would otherwise be made by the Bank as Offshore Rate Loans shall be instead Base Rate Loans.

                  (d) Before giving any notice to the Agent under this Section, the affected Bank shall designate a different Lending Office with respect to its Offshore Rate Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Bank, be illegal or otherwise disadvantageous to the Bank.

         4.03  INCREASED COSTS AND REDUCTION OF RETURN.

                  (a) If any Bank determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any Offshore Rate Loans or participating in Letters of Credit, or, in the case of the Issuing Bank, any increase in the cost to the Issuing Bank of agreeing to issue, issuing or maintaining any Letter of Credit or of agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit, then the Company shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

                  (b) If any Bank shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling the Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the Bank, additional amounts sufficient to compensate the Bank for such increase.

         4.04 FUNDING LOSSES. The Company shall reimburse each Bank and hold each Bank harmless from any loss or expense which the Bank may sustain or incur as a consequence of:

                  (i) the failure of the Company to make on a timely basis any payment of principal of any Offshore Rate Loan;

                  (ii) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

                  (iii) the failure of the Company to make any prepayment in accordance with any notice delivered under SECTION 2.08;

                  (iv) the prepayment (including pursuant to SECTION 2.09) or other payment (including after acceleration thereof) of an Offshore Rate Loan on a day that is not the last day of the relevant Interest Period; or

                  (v) the automatic conversion under SECTION 2.06 of any Offshore Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its Offshore Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under SECTION 4.03(A), each Offshore Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the LIBOR used in determining the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period, whether or not such Offshore Rate Loan is in fact so funded.

         4.05 INABILITY TO DETERMINE RATES. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to a proposed Offshore Rate Loan, or that the Offshore Rate applicable pursuant to SECTION 2.11(A) for any requested Interest Period with respect to a proposed Offshore Rate Loan does not adequately and fairly reflect the cost to the Banks of funding such Loan, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain Offshore Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore Rate Loans.

         4.06 RESERVES ON OFFSHORE RATE LOANS. The Company shall pay to each Bank, as long as such Bank shall be required under regulations of the FRB to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional costs on the unpaid principal amount of each Offshore Rate Loan equal to the actual costs of such reserves allocated to such Loan by the Bank (as determined by the Bank in good faith, which determination shall be conclusive), payable on each date on which interest is payable on such Loan, provided the Company shall have received at least 15 days' prior written notice (with a copy to the Agent) of such additional interest from the Bank. If a Bank fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be payable 15 days from receipt of such notice.

         4.07 CERTIFICATES OF BANKS. Any Bank claiming reimbursement or compensation under this ARTICLE IV shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of manifest error.

         4.08 SURVIVAL. The agreements and obligations of the Company in this
ARTICLE IV shall survive the payment of all other Obligations.

                                    ARTICLE V

                              CONDITIONS PRECEDENT
                              --------------------

         5.01 CONDITIONS OF INITIAL CREDIT EXTENSIONS. The obligation of each Bank to make its initial Credit Extension hereunder is subject to the condition that the Agent shall have received on or before the Closing Date all of the following, in form and substance satisfactory to the Agent and each Bank, and in sufficient copies for each Bank:

                  (a) CREDIT AGREEMENT AND NOTES. The Effective Date shall have occurred and there shall have been delivered to the Agent for the account of each Bank the appropriate Note or Notes executed by the Company in the amount, maturity and as otherwise provided herein.

                  (b) RESOLUTIONS; INCUMBENCY. On or prior to the Effective Date, with respect to the Company, and the Closing Date, with respect to each Subsidiary that is a party to a Loan Document:

                           (i) copies of the resolutions of the board of directors of the Company and each Subsidiary that may become party to a Loan Document authorizing the transactions contemplated hereby, certified by the Secretary or an Assistant Secretary of such Person; and

                           (ii) a certificate of the Secretary or Assistant Secretary of the Company, and each Subsidiary that may become party to a Loan Document certifying the names and true signatures of the officers of the Company or such Subsidiary authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder;

                  (c) ORGANIZATION DOCUMENTS; GOOD STANDING. Each of the following documents on or prior to the Effective Date, with respect to the Company, and the Closing Date, with respect to each Subsidiary that is a party to a Loan Document:

                           (i) copies of the articles or certificate of incorporation, the bylaws and board of directors resolutions of the Company and each Subsidiary as then in effect, certified by the Secretary or Assistant Secretary of the Company or such Subsidiary;

                           (ii) a good standing certificate for the Company and each Subsidiary party to any Loan Document from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Company or such Subsidiary is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile; and

                           (iii) unless and to the extent otherwise agreed by the Agent, the Agent shall have received evidence of the amendment to the certificate of incorporation (or equivalent organizational document) and by-laws of each Foreign Subsidiary whose capital stock is to be pledged pursuant to the Pledge Agreement permitting the granting of a security interest in such Foreign Subsidiary's capital stock pursuant to the Pledge Agreement, in form and substance satisfactory to the Agent and local counsel to the Agent.

                  (d) LEGAL OPINIONS. On or prior to the Effective Date, an opinion addressed to the Agent, the Collateral Agent and the Banks (i) of Benesch, Friedlander, Coplan & Aronoff, L.L.P., counsel to the Company, substantially in the form of EXHIBIT D-1, (ii) from Arnstein & Lehr, special Illinois counsel to the Company, substantially in the form of EXHIBIT D-2, and
(iii) from local counsel in such jurisdictions as the Agent may request, such opinion to be in form and substance acceptable to the Agent.

                  (e) PAYMENT OF FEES. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of BofA to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute BofA's reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and
BofA); including any such costs, fees and expenses arising under or referenced in SECTIONS 2.12 and 10.04;

                  (f) CERTIFICATE. On or prior to the Effective Date, a certificate signed by a Responsible Officer, dated as of the Effective Date:

                           (i) stating that the representations and warranties contained in ARTICLE VI are true and correct on and as of such date, as though made on and as of such date;

                           (ii) stating that no Default or Event of Default exists or would result from a Credit Extension;

                           (iii) stating that there has occurred since September 30, 1997, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

                           (iv) certifying the names and true signatures of the officers of the Company and each Subsidiary authorized to execute, deliver and perform, as applicable, this Agreement and the other Loan Documents to which it is a party, and all other Loan Documents to be delivered hereunder.

                  (g) BRING DOWN CERTIFICATE. A certificate signed by a Responsible Officer, in form and substance satisfactory to the Agent, dated as of the Closing Date, certifying any changes to the Schedules occurring after the Effective Date.

                  (h) COLLATERAL DOCUMENTS. As of the Closing Date, the Collateral Documents, executed by the Company and each Subsidiary party to such Collateral Document, in appropriate form for recording, where necessary, together with:

                           (i) acknowledgment copies of all UCC-l financing statements filed, registered or recorded to perfect the security interests of the Collateral Agent for the benefit of the Banks, or other evidence satisfactory to the Agent that there has been or will be filed, registered or recorded all financing statements and other filings, registrations and recordings necessary and advisable to perfect the Liens of the Collateral Agent for the benefit of the Banks in accordance with applicable law;

                           (ii) written advice relating to such Lien and judgment searches as the Collateral Agent shall have requested of the Company, and such termination statements or other documents as may be necessary to confirm that the Collateral is subject to no other Liens in favor of any Persons (other than Permitted Liens);

                           (iii) all certificates and instruments representing the Pledged Collateral, stock transfer powers executed in blank as the Collateral Agent or the Banks may specify;

                           (iv) evidence that all other actions necessary or, in the opinion of the Collateral Agent or the Banks, desirable to perfect and protect the first priority security interest created by the Collateral Documents have been taken;

                           (v) funds sufficient to pay any filing or recording tax or fee in connection with any and all UCC-1 financing statements;

                           (vi) evidence that the Collateral Agent has been named as loss payee under all policies of casualty insurance, and as additional insured under all policies of liability insurance;

                           (vii) such consents, estoppels, subordination agreements and other documents and instruments executed by landlords, tenants and other Persons party to material contracts relating to any Collateral as to which the Agent shall be granted a Lien for the benefit of the Banks, as requested by the Agent or any Bank; and

                           (viii) evidence that all other actions necessary or, in the opinion of the Collateral Agent or the Banks, desirable to perfect and protect the first priority Lien created by the Collateral Documents, and to enhance the Collateral Agent's ability to preserve and protect its interests in and access to the Collateral, have been taken;

                  (i) SUTCLIFFE ACQUISITION. (a) On or prior to the Effective Date, the Company shall have delivered to the Agent a fully executed copy of the purchase agreement between the Company and Sutcliffe with respect to the Sutcliffe Acquisition, certified as true and correct by a Responsible Officer, which purchase agreement shall be in form and substance reasonably satisfactory to the Banks.

                  (b) On or prior to the Closing Date, the Company shall have delivered to the Agent (x) all Sutcliffe Acquisition Documents, certified as true and correct by a Responsible Officer, all of which Sutcliffe Acquisition Documents shall be in form and substance reasonably satisfactory to the Banks and each of the conditions precedent to the Company's obligations to consummate the Sutcliffe Acquisition shall have been satisfied (without any waiver thereto not agreed to by the Banks) to the reasonable satisfaction of the Agent and (y) a certificate executed by a Responsible Officer stating that there has occurred since March 31, 1998, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect of the type described in CLAUSE (A) of the definition thereof with respect to Sutcliffe. The Sutcliffe Acquisition shall have been consummated in substantial compliance with the terms of the Sutcliffe Acquisition Documents and all applicable laws.

                  (j) PRO FORMA BALANCE SHEET. On or prior to the Closing Date, a pro forma consolidated balance sheet of the Company and its Subsidiaries, after giving effect to the Sutcliffe Acquisition and the related financing thereof, together with a Compliance Certificate executed by a Responsible Officer, demonstrating compliance by the Company with SECTIONS 8.15, 8.16, 8.17,
8.18 and 8.19 as of the Closing Date (after giving effect to the Sutcliffe Acquisition and the related financing thereof), which pro forma balance sheet and Compliance Certificate shall be in form and substance reasonably acceptable to the Agent.

                  (k) SOLVENCY CERTIFICATE. A written solvency certificate from the chief financial officer of the Company in form and content satisfactory to the Banks, dated the Closing Date, with respect to the value, Solvency and other factual information of, or relating to, as the case may be, Company, after giving effect to the Borrowing.

                  (l) APPLICABLE MARGIN CERTIFICATE. On or prior to the Closing Date, the Company shall have delivered to the Agent a certificate, executed by a Responsible Officer, delineating the Applicable Margin after giving pro forma effect to the Loans to be incurred on the Closing Date and the consummation of the Sutcliffe Acquisition, the form and substance of such certificate to be reasonably satisfactory to the Agent.

                  (m) OTHER DOCUMENTS. Such other approvals, opinions, documents or materials as the Agent or any Bank may request.

         5.02 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of each Bank to make any Loan to be made by it (including its initial Loan) or to continue or convert any Loan under SECTION 2.06 and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

                  (a) NOTICE, APPLICATION. The Agent shall have received (with, in the case of the initial Loans only, a copy for each Bank) a Notice of Borrowing (or equivalent notice pursuant to SECTION 2.05 with respect to Swing Line Loans) or, in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application, as required under SECTION 3.02;

                  (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in ARTICLE VI shall be true and correct on and as of such Borrowing Date, Special Funding Date or Issuance Date with the same effect as if made on and as of such Borrowing Date, Special Funding Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date); and

                  (c) NO EXISTING DEFAULT. No Default or Event of Default shall exist or shall result from such Borrowing or continuation or conversion or Issuance.

Each Notice of Borrowing, L/C Application or L/C Amendment Application submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of each such notice and as of each Borrowing Date, Special Funding Date or Issuance Date, as applicable, that the conditions in this SECTION 5.02 are satisfied.

         5.03 CONDITIONS TO SPECIAL FUNDING LOANS. The obligation of each Bank to make any Special Funding Loan to be made by it is subject to the following conditions precedent on the Special Funding Date:

                  (a)  EFFECTIVE DATE.  The Effective Date shall have occurred.

                  (b) SPECIAL FUNDING PROCEDURE LETTER. On or prior to the Special Funding Date, each Bank shall have executed and delivered the Special Funding Procedure Letter to the Agent.

                  (c) SPECIAL FUNDING ACCOUNT. On or prior to the Special Funding Date, the Company shall have established the Special Funding Account, and shall have granted to the Collateral Agent, for the benefit of itself and the Banks, a first priority security interest in the Special Funding Account and any and all funds from time to time on deposit therein. On or prior to the Special Funding Date, the Collateral Agent shall have received evidence that all actions necessary or, in the opinion of the Collateral Agent, desirable to perfect and protect a first priority Lien in the Special Funding Account and on all funds on deposit therein have been taken.

                  (d) NO LITIGATION. There shall exist on the Special Funding Date no judgment, order, injunction or other restraint issued or filed with respect to (i) any Sutcliffe Acquisition Document or the consummation of the Sutcliffe Acquisition, (ii) the Special Funding Account or any funds on deposit therein, (iii) the making of Special Funding Loans or (iv) this Agreement or any other Loan Document.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Company represents and warrants to the Agent and each Bank that:

         6.01 CORPORATE EXISTENCE AND POWER. The Company and each of its
Subsidiaries:

                  (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

                  (b) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

                  (c) is duly qualified as a foreign corporation and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

                  (d) is in compliance with all Requirements of Law; except, in each case referred to in clause (c) or clause (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         6.02 CORPORATE AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by the Company and its Subsidiaries of this Agreement and each other Loan Document to which such Person is party, have been duly authorized by all necessary corporate action, and do not and will not:

                  (a) contravene the terms of any of such Person's Organization Documents;

                  (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

                  (c) violate any Requirement of Law.

         6.03 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its Subsidiaries of the Agreement or any other Loan Document.

         6.04 BINDING EFFECT. This Agreement and each other Loan Document to which the Company or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of the

Company and any of its Subsidiaries to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         6.05 LITIGATION. There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the Company, or its Subsidiaries or any of their respective properties which: (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or (b) if determined adversely to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.06 NO DEFAULT. No Default or Event of Default exists or would result from the incurring of any Obligations by the Company. As of the Closing Date, neither the Company nor any Subsidiary is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Closing Date, create an Event of Default under SECTION 9.01(E).

         6.07  ERISA COMPLIANCE.

                  (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Company, nothing has occurred which would cause the loss of such qualification. The Company and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to
Section 412 of the Code has been made with respect to any Plan.

                  (b) There are no pending or, to the best knowledge of Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability to the PBGC under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iii) neither the Company nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) neither the Company nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         6.08 USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Loans are to be used solely for the purposes set forth in and permitted by Section 7.12 and Section 8.07. Neither the Company nor any Subsidiary is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

         6.09 TITLE TO PROPERTIES. The Company and each Subsidiary have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Closing Date, the property of the Company and its Subsidiaries is subject to no Liens, other than Permitted Liens.

         6.10 TAXES. The Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Company or any Subsidiary that would, if made, have a Material Adverse Effect.

         6.11 FINANCIAL CONDITION. (a) The (x) audited consolidated financial statements of the Company and its Subsidiaries dated September 30, 1997 and (y) the unaudited consolidated financial statements of the Company and its Subsidiaries dated, March 31, 1998, in each case including the related consolidated statements of income or operations, shareholders' equity and cash flows for the period ended on that date:

                           (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein (subject to ordinary, good faith year end audit adjustments);

                           (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and results of operations for the period covered thereby; and

                           (iii) except as specifically disclosed in SCHEDULE 6.11, show all material indebtedness and other liabilities, direct or contingent, of the Company and its consolidated Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations.

                  (b) Since September 30, 1997, there has been no Material Adverse Effect.

         6.12  ENVIRONMENTAL MATTERS.

                  (a) The on-going operations of the Company and each of its Subsidiaries comply in all respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $1,000,000 in the aggregate.

                  (b) The Company and each of its Subsidiaries have obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for their respective ordinary course operations, all such Environmental Permits are in good standing, and the Company and each of its Subsidiaries are in compliance with all material terms and conditions of such Environmental Permits.

                  (c) None of the Company, any of its Subsidiaries or any of their respective present Property or operations, is subject to any outstanding written order from or agreement with any Governmental Authority, nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

                  (d) There are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of the Company or any of its Subsidiaries that would reasonably be expected to give rise to Environmental Claims with a potential liability of the Company and its Subsidiaries in excess of $1,000,000 in the aggregate for any such condition, circumstance or Property. In addition, (i) neither the Company nor any of its Subsidiaries has any underground storage tanks (x) that are not properly registered or permitted under applicable Environmental Laws, or (y) that are leaking or disposing of Hazardous Materials off-site, and (ii) the Company and its Subsidiaries have notified all of their employees of the existence, if any, of any health hazard arising from the conditions of their employment and have met all notification requirements under Title III of CERCLA and all other Environmental Laws.

         6.13  COLLATERAL DOCUMENTS.

                  (a) The provisions of each of the Collateral Documents are effective to create in favor of the Collateral Agent for the benefit of the Banks, a legal, valid and enforceable first priority security interest in all right, title and interest of the Company and its Subsidiaries in the collateral described therein; and financing statements have been delivered to the Collateral Agent on the Closing Date to be filed in the offices in all of the jurisdictions listed in the schedule to the Security Agreement, and each Intellectual Property Assignment has been delivered to the Collateral Agent on the Closing Date to be filed in the U.S. Patent and Trademark Office and the U.S. Copyright Office.

                  (b) The provisions of each Pledge Agreement are effective to create, in favor of the Collateral Agent for the benefit of the Banks, a legal, valid and enforceable security interest in all of the collateral described therein; and the Pledged Collateral was delivered to the Collateral Agent or its nominee in accordance with the terms thereof. The Lien of each Pledge Agreement



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
constitutes a perfected, first priority security interest in all right, title and interest of the Company or such Subsidiary, as the case may be, in the Collateral described therein, prior and superior to all other Liens and interests.

                  (c) All representations and warranties of the Company and any of its Subsidiaries party thereto contained in the Collateral Documents are true and correct.

         6.14 REGULATED ENTITIES. None of the Company nor any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. The Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal or state statute or regulation limiting its ability to incur Indebtedness.

         6.15 NO BURDENSOME RESTRICTIONS. Neither the Company nor any Subsidiary is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

         6.16 SOLVENCY. The Company and each of its Subsidiaries are Solvent.

         6.17 LABOR RELATIONS. There are no strikes, lockouts or other labor disputes against the Company or any of its Subsidiaries, or, to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries, and no significant unfair labor practice complaint is pending against the Company or any of its Subsidiaries or, to the best knowledge of the Company, threatened against any of them before any Governmental Authority.

         6.18 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC. The Company or its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person. To the best knowledge of the Company, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company or any Subsidiary infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of the Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.19 SUBSIDIARIES. As of the Closing Date and after giving effect to the Sutcliffe Acquisition, the Company has no Subsidiaries other than those specifically disclosed in part (a) of SCHEDULE 6.19 hereto and has no equity investments in any other corporation or entity other than those specifically disclosed in part (b) of SCHEDULE 6.19.

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


         6.20 BROKER'S; TRANSACTION FEES. Neither the Company nor any of its Subsidiaries has any obligation to any Person in respect of any finder's, broker's or investment banker's fee in connection with the transactions contemplated hereby.

         6.21 INSURANCE. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Company or such Subsidiary operates.

         6.22 SWAP OBLIGATIONS. Neither the Company nor any of its Subsidiaries has incurred any outstanding obligations under any Swap Contracts, other than Permitted Swap Obligations. The Company has undertaken its own independent assessment of its consolidated assets, liabilities and commitments and has considered appropriate means of mitigating and managing risks associated with such matters and has not relied on any swap counterparty or any Affiliate of any swap counterparty in determining whether to enter into any Swap Contract.

         6.23 FULL DISCLOSURE. None of the representations or warranties made by the Company or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company or any Subsidiary in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of the Company to the Banks prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         6.24 SUBORDINATION PROVISIONS. The subordination provisions contained in all notes, debentures and other instruments entered into or issued in respect of Subordinated Debt and Permitted Seller Debt are enforceable against the issuer of the respective security and the holders thereof, and the Loans and all other Obligations and all Permitted Foreign Subsidiary Indebtedness entitled to the benefits of any Loan Document and any related guaranty are within the definitions of "Senior Indebtedness", or other comparable definition, included in such provisions.

         6.25 YEAR 2000 COMPLIANCE. The Company acknowledges that it has received a copy of the brochure prepared by the Agent entitled "On Turning 00" and that it has reviewed this material and is aware of the possible impact of the year 2000 problem (that is, the risk that computer applications may not be able to properly perform date sensitive functions after December 31, 1999) upon its computer applications and ongoing business. The Company represents that any corrective action necessary will be taken and that the Company believes the year 2000 problem will not result in a Material Adverse Effect.

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
                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS
                              ---------------------

         On and after the Effective Date, so long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Banks waive compliance in writing:

         7.01 FINANCIAL STATEMENTS. The Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Majority Banks, with sufficient copies for the Agent and each Bank:

                  (a) as soon as available, but not later than 90 days after the end of each fiscal year, a copy of the audited consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such year and the related consolidated and consolidating statements of income or operations, shareholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of Ernst & Young LLP or another nationally-recognized independent public accounting firm ("INDEPENDENT AUDITOR") which report shall state that such consolidated financial statements present fairly the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years. Such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Company's or any Subsidiary's records; and

                  (b) as soon as available, but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year, a copy of the unaudited consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such quarter and the related consolidated and consolidating statements of income, shareholders' equity and cash flows for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible Officer as fairly presenting, in accordance with GAAP (subject to ordinary, good faith year-end audit adjustments), the financial position and the results of operations of the Company and the Subsidiaries.

         7.02 CERTIFICATES; OTHER INFORMATION. The Company shall furnish to the Agent, with sufficient copies for each Bank:

                  (a) concurrently with the delivery of the financial statements referred to in SECTION 7.01(A), a certificate of the Independent Auditor stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                  (b) concurrently with the delivery of the financial statements referred to in SECTIONS 7.01(A) and (B), a Compliance Certificate executed by a Responsible Officer;

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

                  (c) promptly, copies of all financial statements and reports that the Company sends to its shareholders, and copies of all financial statements and regular, periodical or special reports (including Forms 10K, 10Q and 8K) that the Company or any Subsidiary may make to, or file with, the SEC;

                  (d) as soon as available, but in any event not later than the 30th day prior to the end of each fiscal year, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of the Company and its Subsidiaries for the next fiscal year;

                  (e) within 30 days after each anniversary of the Closing Date, new insurance certificates satisfying the requirements of SECTION 5.01(H)(VI); and

                  (f) promptly, such additional information regarding the business, financial or corporate affairs of the Company or any Subsidiary as the Agent, at the request of any Bank, may from time to time request.

         7.03 NOTICES. The Company shall promptly notify the Agent and each
Bank:

                  (a) of the occurrence of any Default or Event of Default;

                  (b) of any matter that has resulted or may reasonably be expected to result in a Material Adverse Effect, including (i) breach or non-performance of, or any default under, a Contractual Obligation of the Company or any Subsidiary; (ii) any dispute, litigation, investigation, proceeding or suspension between the Company or any Subsidiary and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting the Company or any Subsidiary; including pursuant to any applicable Environmental Laws;

                  (c) of the occurrence of any of the following events affecting the Company or any ERISA Affiliate (but in no event more than 10 days after such event), and deliver to the Agent and each Bank a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Company or any ERISA Affiliate with respect to such event:

                           (i)   an ERISA Event;

                           (ii) a material increase in the Unfunded Pension Liability of any Pension Plan;

                           (iii) the adoption of, or the commencement of contributions to, any Plan subject to Section 412 of the Code by the Company or any ERISA Affiliate; or

                           (iv) the adoption of any amendment to a Plan subject to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability.

                  (d) of any material change in accounting policies or financial reporting practices by the Company or any of its consolidated Subsidiaries; and

                  (e) upon the request from time to time of the Agent, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Swap Contracts to which the Company or any of its Subsidiaries is party.

                  Each notice under this Section shall be accompanied by a written statement by a Responsible Officer setting forth details of the occurrence referred to therein, and stating what action the Company or any affected Subsidiary proposes to take with respect thereto and at what time. Each notice under SECTION 7.03(A) shall describe with particularity any and all clauses or provisions of this Agreement or other Loan Document that have been (or foreseeably will be) breached or violated.

         7.04 PRESERVATION OF CORPORATE EXISTENCE, ETC. The Company shall, and shall cause each Subsidiary to:

                  (a) preserve and maintain in full force and effect its corporate existence and good standing under the laws of its state or jurisdiction of incorporation;

                  (b) preserve and maintain in full force and effect all governmental rights, privileges, qualifications, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except in connection with transactions permitted by SECTION 8.03 and sales of assets permitted by SECTION 8.02;

                  (c) use reasonable efforts, in the ordinary course of business, to preserve its business organization and goodwill; and

                  (d) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

         7.05 MAINTENANCE OF PROPERTY. The Company shall maintain, and shall cause each Subsidiary to maintain, and preserve all its property which is used or useful in its business in good working order and condition, ordinary wear and tear excepted and make all necessary repairs thereto and renewals and replacements thereof.

         7.06 INSURANCE. The Company shall maintain, and shall cause each Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged



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

in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons.

         7.07 PAYMENT OF OBLIGATIONS. The Company shall, and shall cause each Subsidiary to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including:

                  (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

                  (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property; and

                  (c) all indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness.

         7.08 COMPLIANCE WITH LAWS. The Company shall comply, and shall cause each Subsidiary to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act), except such as may be contested in good faith or as to which a bona fide dispute may exist.

         7.09 COMPLIANCE WITH ERISA. The Company shall, and shall cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification unless such Plan is terminated; and (c) make all required contributions to any Plan subject to Section 412 of the Code.

         7.10 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. The Company shall maintain and shall cause each Subsidiary to maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Company and such Subsidiary. The Company shall permit, and shall cause each Subsidiary to permit, representatives and independent contractors of the Agent or any Bank to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at the expense of the Company and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Company; PROVIDED, HOWEVER, when an Event of Default exists the Agent or any Bank may do any of the foregoing at the expense of the Company at any time during normal business hours and without advance notice.

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

         7.11 ENVIRONMENTAL LAWS. The Company shall, and shall cause each Subsidiary to, conduct its operations and keep and maintain its property in compliance with all Environmental Laws.

         7.12 USE OF PROCEEDS. The Company shall use the proceeds of the Revolving Loans and Swing Line Loans for working capital and other general corporate purposes, other than for the purpose of financing a hostile Acquisition, the proceeds of Revolving Loans and Term Loans to consummate the Sutcliffe Acquisition, for the refinancing of certain Indebtedness in connection with the Sutcliffe Acquisition and the payment of fees and expenses relating thereto, and the proceeds of Special Funding Loans for the purpose of funding the Special Funding Account, in each case not in contravention of any Requirement of Law or of any Loan Document.

         7.13 SOLVENCY. The Company shall at all times be, and shall cause each of its Subsidiaries to be, Solvent.

         7.14  FURTHER ASSURANCES.

                  (a) The Company shall ensure that all written information, exhibits and reports furnished to the Agent or the Banks do not and will not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Banks and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

                  (b) Promptly upon request the Agent or the Majority Banks, the Company shall (and shall cause any of its Subsidiaries to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments the Agent or such Banks, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject any of the properties, rights or interests covered by any of the Collateral Documents to the Liens created by any of the Collateral Documents, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Collateral Agent and Banks the rights granted or now or hereafter intended to be granted to the Collateral Agent and the Banks under any Loan Document or under any other document executed in connection therewith.

         7.15 FOREIGN SUBSIDIARIES SECURITY. If following a change in the relevant sections of the Code, the regulations and rules promulgated thereunder and any rulings issued thereunder and at the request of the Agent or the Majority Banks, counsel for the Company acceptable to the Agent and the Majority Banks does not within 30 days after such request deliver evidence satisfactory to the Agent, with respect to any Foreign Subsidiary which is a Wholly-Owned Subsidiary of the Company, that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of



                                       65
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capital stock of such Foreign Subsidiary entitled to vote, (ii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Guaranty or (iii) the entering into by such Foreign Subsidiary of a security agreement in substantially the form of the Security Agreement, in either case would cause the earnings of such Foreign Subsidiary to be treated as a deemed dividend to such Foreign Subsidiary's United States parent or would otherwise violate a material applicable law, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge Agreement shall be pledged to the Collateral Agent for the benefit of the Banks pursuant to the Pledge Agreement (or another pledge agreement in substantially similar form, if needed), (ii) in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver a guaranty of the Obligations of the Company under the Loan Documents and (iii) in the case of a failure to deliver the evidence described in clause (iii) above, such Foreign Subsidiary shall execute and deliver a security agreement granting the Collateral Agent for the benefit of the Banks a security interest in all of such Foreign Subsidiary's assets, in each case with all documents delivered pursuant to this SECTION 7.15 to be in form and substance satisfactory to the Agent and the Majority Banks.

                                  ARTICLE VIII
                               NEGATIVE COVENANTS
                               ------------------

         On and after the Closing Date, so long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Majority Banks waive compliance in writing:

         8.01 LIMITATION ON LIENS. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("PERMITTED LIENS"):

                  (a) any Lien existing on property of the Company or any Subsidiary on the Effective Date and set forth in SCHEDULE 8.01 (as such Schedule is updated pursuant to the bring down certificate of a Responsible Officer pursuant to SECTION 5.01(G) in form and substance acceptable to the Banks) securing Indebtedness outstanding on such date;

                  (b) any Lien created under any Loan Document;

                  (c) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.07, provided that no notice of lien has been filed or recorded under the Code;

                  (d) carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business which are not delinquent or remain





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

payable without penalty or which are being contested in good faith and by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property subject thereto;

                  (e) Liens (other than any Lien imposed by ERISA) consisting of pledges or deposits required in the ordinary course of business in connection with workers' compensation, unemployment insurance and other social security legislation;

                  (f) Liens on the property of the Company or its Subsidiary securing (i) the non-delinquent performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, (ii) contingent obligations on surety and appeal bonds, and (iii) other non-delinquent obligations of a like nature; in each case, incurred in the ordinary course of business, provided all such Liens in the aggregate would not (even if enforced) cause a Material Adverse Effect;

                  (g) Liens consisting of judgment or judicial attachment liens, provided that the enforcement of such Liens is effectively stayed and all such liens in the aggregate at any time outstanding for the Company and its Subsidiaries do not exceed $1,000,000;

                  (h) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or interfere with the ordinary conduct of the businesses of the Company and its Subsidiaries;

                  (i) Liens on assets of corporations which become Subsidiaries after the date of this Agreement, PROVIDED, HOWEVER, that such Liens existed at the time the respective corporations became Subsidiaries and were not created in anticipation thereof and do not in the aggregate at any time outstanding exceed $1,000,000;

                  (j) purchase money security interests on any property acquired or held by the Company or its Subsidiaries in the ordinary course of business, securing Indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; PROVIDED THAT (i) any such Lien attaches to such property concurrently with or within 20 days after the acquisition thereof, (ii) such Lien attaches solely to the property so acquired in such transaction and (iii) the principal amount of the Indebtedness secured by any and all such purchase money security interests shall not at any time exceed, together with Indebtedness permitted under Section 8.05(D), $1,000,000;

                  (k) Liens securing Capital Lease Obligations on assets subject to such Capital Leases, provided that such Capital Leases are otherwise permitted under SECTION 8.10(C); and

                  (l) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; PROVIDED THAT (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution.

         8.02 DISPOSITION OF ASSETS. The Company shall not, and shall not suffer or permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

                  (a) dispositions of inventory, or used, worn-out or surplus equipment (including, without limitation, demonstration or pilot plants), all in the ordinary course of business;

                  (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are reasonably promptly applied to the purchase price of such replacement equipment; and

                  (c) dispositions of inventory and/or equipment by (i) the Company or any Guarantor to the Company or any Guarantor pursuant to reasonable business requirements and (ii) other assets of the Company or any Subsidiary to any Foreign Subsidiary in an aggregate amount for all such dispositions after the date of this Agreement not to exceed $1,000,000.

         8.03 CONSOLIDATIONS AND MERGERS. The Company shall not, and shall not suffer or permit any Subsidiary to, merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions all or substantially all of its assets whether now owned or hereafter acquired) to or in favor of any Person, except:

                  (a) any Domestic Subsidiary may merge with the Company, provided that the

Company shall be the continuing or surviving corporation, or with any one or more Subsidiaries, provided that if any transaction shall be between a Domestic Subsidiary and a Wholly-Owned Domestic Subsidiary, the Wholly-Owned Domestic Subsidiary shall be the continuing or surviving corporation;

                  (b) any Domestic Subsidiary may sell all or substantially all of its assets (upon voluntary liquidation or otherwise), to the Company or another Wholly-Owned Domestic Subsidiary;

                  (c) any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, or transfer any of its assets to , any Foreign Subsidiary so long as in each case at least 65% of the total combined voting power of all classes of capital stock of all first-tier Foreign Subsidiaries are pledged pursuant to the Pledge Agreement.

                  (d) the assets of any Foreign Subsidiary may be transferred to the Company or any of its Domestic Subsidiaries, and any Foreign Subsidiary may be merged with and into, or be dissolved or liquidated into, the Company or any of its Domestic Subsidiaries so long as the Company or such Domestic Subsidiary is the surviving corporation of any such merger, dissolution or liquidation.




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         8.04 LOANS AND INVESTMENTS. The Company shall not purchase or acquire, or suffer or permit any Subsidiary to purchase or acquire, or make any commitment therefor, any capital stock, equity interest, or any obligations or other securities of, or any interest in, any Person, or make or commit to make any Acquisitions, or make or commit to make any advance, loan, extension of credit or capital contribution to or any other investment in, any Person including any Affiliate of the Company (together, "INVESTMENTS"), except for:

                  (a) Investments held by the Company or Subsidiary in the form of Cash Equivalents;

                  (b) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

                  (c) extensions of credit by (i) the Company to any Guarantor or by any Guarantor to another Guarantor or the Company and (ii) any Wholly-Owned Foreign Subsidiary to another Wholly-Owned Foreign Subsidiary, PROVIDED, that any extension of credit pursuant to this clause (c) (other than as described in subclause (ii)) shall be evidenced by a promissory note, in form and substance acceptable to the Agent, and such promissory note shall be delivered to the Collateral Agent pursuant to the relevant Pledge Agreement;

                  (d) Investments, subject to SECTION 8.09, incurred in order to consummate Acquisitions (other than the Sutcliffe Acquisition) otherwise permitted herein, PROVIDED that (i) any such Acquisition the aggregate consideration of which exceeds $7,500,000 shall not be permitted without the prior written approval of the Majority Banks, (ii) no Default or Event of Default is in existence both before and after giving effect to such Acquisition,
(iii) such Acquisition is undertaken in accordance with all applicable Requirements of Law, and (iv) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained;

                  (e) Investments constituting Permitted Swap Obligations or payments or advances under Swap Contracts relating to Permitted Swap Obligations;

                  (f) Investments existing as of the Effective Date and listed on SCHEDULE 8.04 (as such Schedule is updated pursuant to the bring down certificate of a Responsible Officer pursuant to SECTION 5.01(G) in form and substance acceptable to the Banks);

                  (g) Investments (other than pursuant to SECTION 8.04(C)) made by the Company after the date of this Agreement in any Guarantor;

                  (h) the Sutcliffe Acquisition, subject to compliance with all conditions set forth in SECTIONS 5.01 and 5.02;

                  (i) Permitted Seller Debt; and

                  (j) Permitted Earn-Out Debt.

         8.05 LIMITATION ON INDEBTEDNESS. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (a) Indebtedness incurred pursuant to this Agreement;

                  (b) Indebtedness consisting of Contingent Obligations permitted pursuant to SECTION 8.08;

                  (c) Indebtedness existing on the Effective Date and set forth in SCHEDULE 8.05, (as such Schedule is updated pursuant to the bring down certificate of a Responsible Officer pursuant to SECTION 5.01(G) in form and substance acceptable to the Banks);

                  (d) other Indebtedness in an aggregate amount outstanding not to exceed $2,000,000 (including Indebtedness secured by Liens permitted by SECTION 8.01(I), and (J));

                  (e) Indebtedness incurred in connection with leases permitted pursuant to SECTION 8.10;

                  (f) unsecured Indebtedness (or commitments relating thereto) of any Foreign Subsidiary, PROVIDED that the aggregate amount of all such Indebtedness outstanding shall not exceed the Dollar equivalent of $15,000,000 at any time (any such Indebtedness, "PERMITTED FOREIGN SUBSIDIARY
INDEBTEDNESS");

                  (g) subordinated Indebtedness of the Company in an aggregate amount outstanding not to exceed $10,000,000, such Indebtedness to be on terms and conditions satisfactory to the Agent;

                  (h) Indebtedness permitted to be incurred pursuant to SECTION 8.04(C);

                  (i) unsecured Indebtedness under seller notes containing terms satisfactory to the Agent and fully subordinated to the Loans and the other Obligations on terms satisfactory to the Agent (any such Indebtedness, "PERMITTED SELLER DEBT"); and

                  (j) Permitted Earn-Out Debt.

         8.06 TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall not suffer or permit any Subsidiary to, enter into any transaction with any Affiliate of the Company, except upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Company or such Subsidiary.

         8.07 USE OF PROCEEDS. The Company shall not, and shall not suffer or permit any Subsidiary to, use any portion of the Loan proceeds or any Letter of Credit, directly or indirectly, (i) to purchase or carry Margin Stock, (ii) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         8.08 CONTINGENT OBLIGATIONS. The Company shall not, and shall not suffer or permit any Subsidiary to, create, incur, assume or suffer to exist any Contingent Obligations except:

                  (a) endorsements for collection or deposit in the ordinary course of business;

                  (b) Permitted Swap Obligations;

                  (c) Contingent Obligations of the Company and its Subsidiaries existing as of the Effective Date and listed in SCHEDULE 8.08 (as such Schedule is updated pursuant to the bring down certificate of a Responsible Officer pursuant to SECTION 5.01(G) in form and substance acceptable to the Banks);

                  (d) Contingent Obligations of the Company with respect to Permitted Foreign Subsidiary Indebtedness;

                  (e) Contingent Obligations of the Company arising under this Agreement;

                  (f) Contingent Obligations of the Company with respect to operating leases entered into by a Subsidiary of the Company; and

                  (g) Contingent Obligations of the Company with respect to the performance of contractual obligations of a Subsidiary incurred in the ordinary course of business.

         8.09 JOINT VENTURES. The Company shall not, and shall not suffer or permit any Subsidiary to enter into any Joint Venture.

         8.10 LEASE OBLIGATIONS. The Company shall not, and shall not suffer or permit any Subsidiary to, create or suffer to exist any obligations for the payment of rent for any property under lease or agreement to lease, except for:

                  (a) leases of the Company and of Subsidiaries in existence on the Closing Date and any renewal, extension or refinancing thereof;

                  (b) operating leases entered into by the Company or any Subsidiary after the Closing Date in the ordinary course of business; PROVIDED that the aggregate annual rental payments for all such operating leases shall not exceed in any fiscal year $500,000; and

                  (c) Capital Leases other than those permitted under clause (a) of this Section, entered into by the Company or any Subsidiary after the Closing Date to finance the acquisition of equipment; PROVIDED that the aggregate Capital Lease Obligations for all such Capital Leases shall not at any time exceed $1,000,000.

         8.11  RESTRICTED PAYMENTS.

                  (a) The Company shall not, and shall not suffer or permit any Subsidiary to, declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, except that (i) any Wholly-Owned Subsidiary may declare and make dividend payments or other distributions to the Company or a Wholly-Owned Subsidiary of the Company and
(ii) so long as (x) no Default or Event of Default is in existence both before and after giving effect to the declaration and payment of such dividend and (y) either (i) no Term Loans remain outstanding or (ii) the Leverage Ratio as of the end of the two fiscal quarters immediately preceding the date of the declaration and payment of such dividend was less than 2.00:1.0, the Company may declare and pay cash dividends, PROVIDED that, at the time it is declared, the aggregate amount of such dividend, when added to all dividends theretofore declared and paid pursuant to this clause (ii), shall not exceed an amount equal to 25% of cumulative Net Income for the period from June 30, 1997 and ending on the last day of the last fiscal quarter of the Company then ended.

                  (b) The Company shall not, and shall not permit any Subsidiary to, make (or give any notice in respect or) any voluntary or optional payment or prepayment on or redemption or acquisition for value of any Subordinated Debt or, with respect to any Subordinated Debt incurred pursuant to SECTION 8.05(G), any scheduled principal payment without the consent of the Banks; PROVIDED, HOWEVER, that the Company may make a one time prepayment on any Subordinated Debt in an aggregate amount up to $250,000.

         8.12 ERISA. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, (i) terminate any Plan subject to Title IV of ERISA so as to result in any material (in the opinion of the Majority Banks) liability to the Company or any ERISA Affiliate, (ii) permit to exist any ERISA Event or any other event or condition, which presents the risk of a material (in the opinion of the Majority Banks) liability to any member of the Controlled Group, (iii) make a complete or partial withdrawal (within the meaning of ERISA Section 4201) from any Multiemployer Plan so as to result in any material (in the opinion of the Majority Banks) liability to the Company or any ERISA Affiliate or, (iv) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could result in any material (in the opinion of the Majority Banks) liability to any member of the Controlled Group.

         8.13 CHANGE IN BUSINESS. The Company shall not, and shall not suffer or permit any Subsidiary to, engage in any material line of business substantially different from those lines of business carried on by the Company and its Subsidiaries on the date hereof.

         8.14 ACCOUNTING CHANGES. The Company shall not, and shall not suffer or permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change the fiscal year of the Company or of any Subsidiary.

         8.15 MINIMUM NET WORTH. The Company shall not permit its consolidated Net Worth at any time to be less than an amount equal to the sum of (a) $61,600,000 PLUS (b) 75% of the Company's positive Net Income, if any, for each fiscal quarter ending after the date hereof and prior to the date of determination, PLUS (c) an amount equal to 100% of the cash and non-cash proceeds of any equity securities issued by the Company after the Effective Date and prior to the date of determination.

         8.16 LEVERAGE RATIO. The Company shall not permit, at any time during a period listed below, its Leverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

                           PERIOD                                                       RATIO
                           ------                                                       -----
                  From and including the Closing Date                                   4.75:1.00
                      to but excluding the last day of the
                      fiscal quarter ended in September, 1998

                  Thereafter, from and including the last day of the                     4.50:1.0
                      fiscal quarter ended in September, 1998 to but excluding
                      the last day of the fiscal quarter ended in March, 1999

                  Thereafter, from and including the last day of the                     4.25:1.0
                      fiscal quarter ended in March, 1999 to but excluding the
                      last day of the fiscal quarter ended in September, 1999

                  Thereafter, from and including the last day of the                     4.00:1.0
                      fiscal quarter ended in September, 1999 to but excluding
                      the last day of the fiscal quarter ended in March, 2000

                  Thereafter, from and including the last day of the                     3.75:1.0
                      fiscal quarter ended in March, 2000 to but excluding the
                      last day of the fiscal quarter ended in December, 2000

                  Thereafter, from and including the last day of the                     3.50:1.0
                      fiscal quarter ended in December, 2000 to but excluding
                      the last day of the fiscal quarter ended in December, 2001

                  Thereafter                                                             3.25:1.0


         8.17 SENIOR LEVERAGE RATIO. The Company shall not permit, at any time during a period listed below, its Senior Leverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be greater than the ratio set forth below opposite the respective period in which the determination is being made:

                      PERIOD                                                            RATIO
                      ------                                                            -----
                  From and including the Closing Date                                   4.25:1.00
                      to but excluding the last day of the
                      fiscal quarter ended in September, 1998

                  Thereafter, from and including the last day of the                     4.00:1.0
                      fiscal quarter ended in September, 1998 to but excluding
                      the last day of the fiscal quarter ended in March, 1999

                  Thereafter, from and including the last day of the                     3.75:1.0
                      fiscal quarter ended in March, 1999 to but excluding the
                      last day of the fiscal quarter ended in September, 1999

                  Thereafter, from and including the last day of the                     3.50:1.0
                      fiscal quarter ended in September, 1999 to but excluding
                      the last day of the fiscal quarter ended in March, 2000

                  Thereafter                                                             3.25:1.0

         8.18 INTEREST COVERAGE RATIO. The Company shall not permit, at any time during a period listed below, its Interest Coverage Ratio at such time for the twelve month period (taken as one accounting period) last ended prior to the date of determination, to be less than the ratio set forth below opposite the respective period in which the determination is being made:

                      PERIOD                                                            RATIO
                      ------                                                            -----
                  From and including the Closing Date                                   2.00:1.0
                      to but excluding the last day of the fiscal
                      quarter ended in September, 1999

                  From and including the last day of the fiscal                         2.25:1.0
                      quarter ended in September, 1999 but

                      excluding the last day of the fiscal quarter ended September, 2001

                  Thereafter                                                            2.50:1.0

         8.19 OPERATING INCOME. The Company shall not permit (as of the end of any fiscal quarter) its operating income to be less than $.01.

         8.20 CAPITAL EXPENDITURES. The Company shall not, and shall not permit any of its Subsidiaries to, incur Capital Expenditures; PROVIDED, that the Company and its Subsidiaries may make Capital Expenditures during each fiscal year of the Company in an aggregate amount not in excess of $6,000,000.

                                   ARTICLE IX

                                EVENTS OF DEFAULT
                                -----------------

         9.01 EVENT OF DEFAULT. Any of the following shall constitute an "EVENT OF DEFAULT":

                  (a) NON-PAYMENT. The Company fails to pay, (i) when and as required to be paid herein, any amount of principal of any Loan or of any L/C Obligation, or (ii) within five days after the same becomes due, any interest, fee or any other amount payable hereunder or under any other Loan Document; or

                  (b) REPRESENTATION OR WARRANTY. Any representation or warranty by the Company or any Subsidiary made or deemed made herein, in any other Loan Document, or which is contained in any certificate, document or financial or other statement by the Company, any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

                  (c) SPECIFIC DEFAULTS. The Company fails to perform or observe any term, covenant or agreement contained in any of SECTION 7.01, 7.02, 7.03 or
7.09 or in ARTICLE VIII; or

                  (d) OTHER DEFAULTS. The Company or any Subsidiary party thereto fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer knew or reasonably should have known of such failure or (ii) the date upon which written notice thereof is given to the Company by the Agent or any Bank; or

                  (e) CROSS-DEFAULT. (i) The Company or any Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligation (other than in respect of Swap Contracts), having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $2,500,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be declared to be due and payable prior to its stated maturity, or such Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which the Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which the Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by the Company or such Subsidiary as a result thereof is greater than $1,000,000; or

                  (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. The Company or any Subsidiary (i) ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

                  (g) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Company or any Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process, is issued or levied against a substantial part of the Company's or any Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the

Company or any Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Company or any Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a substantial portion of its property or business; or

                  (h) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Company under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000 the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $1,000,000; or (iii) the Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $1,000,000; or

                  (i) MONETARY JUDGMENTS. One or more non-interlocutory judgments, noninterlocutory orders, decrees or arbitration awards is entered against the Company or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $1,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof; or

                  (j) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree is entered against the Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (k) COLLATERAL.

                      (i) any provision of any Collateral Document shall for any reason cease to be valid and binding on or enforceable against the Company or any Subsidiary of the Company party thereto or the Company or any Subsidiary of the Company shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

                      (ii) any Collateral Document shall for any reason (other than pursuant to the terms thereof or as a result of the failure of the Collateral Agent to file appropriate continuation statements) cease to create a valid security interest in the Collateral purported to be covered thereby or such security interest shall for any reason cease to be a perfected and first priority security interest subject only to Permitted Liens; or

                  (l) CHANGE OF CONTROL. There occurs any Change of Control; or

                  (m) GUARANTOR DEFAULTS. Any Guarantor fails in any material respect to perform or observe any term, covenant or agreement in the Guaranty or the Guaranty is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect, or any Guarantor or any other Person contests in any manner the validity or enforceability thereof or denies that it has any further liability or obligation thereunder; or any event described at CLAUSES (F) or (G) of this Section occurs with respect to such Guarantor; or

                  (n) INVALIDITY OF SUBORDINATION PROVISIONS. The subordination provisions of any agreement or instrument governing any Subordinated Debt or any Permitted Seller Debt is for any reason revoked or invalidated, or otherwise cease to be in full force and effect, or enforceability thereof or denies that it has any further liability or obligation thereunder, or the Loans and the other Obligations hereunder or Permitted Foreign Subsidiary Indebtedness entitled to receive the benefits of any Loan Document is for any reason subordinated or does not have the priority contemplated by this Agreement or such subordination provisions.

         9.02 REMEDIES. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Majority Banks:

                  (a) declare the commitment of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

                  (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company; and

                  (c) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

PROVIDED, HOWEVER, that upon the occurrence of any event specified in SECTIONS 9.01(F) or (G) (in the case of clause (i) of SECTION 9.01 (G) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, the Issuing Bank or any Bank.

         9.03 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                    ARTICLE X

                                    THE AGENT
                                    ---------

         10.01  APPOINTMENT AND AUTHORIZATION; "AGENT".

                  (a) Each Bank hereby irrevocably (subject to SECTION 10.09) appoints, designates and authorizes the Agent (including, without limitations, in its capacity as Collateral Agent) to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

                  (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Majority Lenders to act for such Issuing Bank with respect thereto; PROVIDED, HOWEVER, that the Issuing Bank shall have all of the benefits and immunities (i) provided to the Agent in this ARTICLE X with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this ARTICLE X, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

         10.02 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         10.03 LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         10.04  RELIANCE BY AGENT.

                  (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

                  (b) For purposes of determining compliance with the conditions specified in SECTION 5.01, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

         10.05 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Banks in accordance with Article IX; PROVIDED, HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

         10.06 CREDIT DECISION. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company and its Subsidiaries hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

         10.07 INDEMNIFICATION OF AGENT. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; PROVIDED, HOWEVER, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         10.08 AGENT IN INDIVIDUAL CAPACITY. BofA and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BofA were not the Agent or the Issuing Bank hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such


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activities, BofA or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Loans, BofA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank.

         10.09 SUCCESSOR AGENT. The Agent may, and at the request of the Majority Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent for the Banks which successor agent shall be approved by the Company. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE X and SECTIONS 11.04 and 11.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BofA may not be removed as the Agent at the request of the Majority Banks unless BofA shall also simultaneously be replaced as "Issuing Bank" hereunder pursuant to documentation in form and substance reasonably satisfactory to BofA.

         10.10  WITHHOLDING TAX

                  (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent:

                      (i) if such Bank claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                      (ii) if such Bank claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each


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

         succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

                      (iii) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Company to such Bank. To the extent of such percentage amount, the Agent will treat such Bank's IRS Form 1001 as no longer valid.

                  (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by clause
(a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

                  (e) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Banks under this Section shall survive the payment of all Obligations and the resignation or replacement of the Agent.




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                                   ARTICLE XI

                                  MISCELLANEOUS
                                  -------------

         11.01 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Majority Banks (or by the Agent at the written request of the Majority Banks) and the Company and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and the Company and acknowledged by the Agent, do any of the following:

                  (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to SECTION 8.02);

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document ;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to clause (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder; or

                  (e) amend this Section, or SECTION 2.16, or any provision herein providing for consent or other action by all Banks;

and, PROVIDED FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Majority Banks or all the Banks, as the case may be, affect the rights or duties of the Agent or the Swing Line Bank under this Agreement or any other Loan Document, and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

         11.02  NOTICES.

                  (a) All notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile


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transmission, provided that any matter transmitted by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on SCHEDULE 11.02, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on SCHEDULE 11.02; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

                  (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices pursuant to ARTICLE II, III or X to the Agent shall not be effective until actually received by the Agent, and notices pursuant to ARTICLE III to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on the applicable signature page hereof.

                  (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

         11.03 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         11.04  COSTS AND EXPENSES.  The Company shall:

                  (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BofA (including in its capacity as Agent and Issuing Bank) within five Business Days after demand (subject to SECTION 5.01(E)) for all costs and expenses incurred by BofA (including in its capacity as Agent and Issuing Bank) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions


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

contemplated hereby and thereby, including reasonable Attorney Costs incurred by BofA (including in its capacity as Agent and Issuing Bank) with respect thereto; and

                  (b) pay or reimburse the Agent and each Bank within five Business Days after demand (subject to SECTION 5.01(E)) for all costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

         11.05 COMPANY INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Company shall indemnify, defend and hold the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "INDEMNIFIED PERSON") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of the Company entering into this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "INDEMNIFIED LIABILITIES"); PROVIDED, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

         11.06 PAYMENTS SET ASIDE. To the extent that the Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

         11.07 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the


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Company may not assign or transfer any of its rights or obligations under this
Agreement without the prior written consent of the Agent and each Bank.

         11.08  ASSIGNMENTS, PARTICIPATIONS, ETC.

                  (a) Any Bank may, with the written consent of the Agent and the Issuing Bank, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Agent or the Issuing Bank shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Bank hereunder, in a minimum amount of $5,000,000 (or, if less, the entire amount of such Bank's Loans, Commitment and L/C Obligations); PROVIDED, HOWEVER, that the Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of EXHIBIT E ("ASSIGNMENT AND ACCEPTANCE") together with any Note or Notes subject to such assignment and
(iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,500.

                  (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

                  (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, (and provided that it consents to such assignment in accordance with SECTION 11.08(A)), the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Commitment and, if the assignor Bank has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Bank (such Notes to be in exchange for, but not in payment of, the Notes held by such Bank). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Bank PRO TANTO.

                  (d) Any Bank may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "PARTICIPANT") participating interests in any Loans, the Commitment


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

of that Bank and the other interests of that Bank (the "originating Bank") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the FIRST PROVISO to SECTION
11.01. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

                  (e) Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         11.09 CONFIDENTIALITY. Each Bank agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Company and provided to it by the Company or any Subsidiary, or by the Agent on the Company's or such Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Bank, or (ii) was or becomes available on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company known to the Bank; PROVIDED, HOWEVER, that any Bank may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Bank is subject or in connection with an examination of such Bank by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (I) to its Affiliates.

         11.10 SET-OFF. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Bank to or for the credit or the account of the Company against any and all Obligations owing to such Bank, now or hereafter existing, irrespective of whether or not the Agent or such Bank shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Bank agrees promptly to notify the Company and the Agent after any such set-off and application made by such Bank; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application.

         11.11 AUTOMATIC DEBITS OF FEES. With respect to any principal or interest due on the Loans, unreimbursed L/C Obligation, Commitment Fees, arrangement fee, letter of credit fee or other fee, or any other cost or expense (including Attorney Costs) due and payable to the Agent, the Issuing Bank or BofA under the Loan Documents, the Company hereby irrevocably authorizes BofA to debit any deposit account of the Company with BofA in an amount such that the aggregate amount debited from all such deposit accounts does not exceed such fee or other cost or expense. If there are insufficient funds in such deposit accounts to cover the amount of the fee or other cost or expense then due, such debits will be reversed (in whole or in part, in BofA's sole discretion) and such amount not debited shall be deemed to be unpaid. No such debit under this Section shall be deemed a set-off.

         11.12 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Bank shall notify the Agent in writing of any changes in the address to which notices to the Bank should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         11.13 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         11.14 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

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         11.15 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Banks, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         11.16  GOVERNING LAW AND JURISDICTION.

                  (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE PARTIES SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY, THE AGENT AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

         11.17 WAIVER OF JURY TRIAL. THE COMPANY, THE BANKS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENTRELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY, THE BANKS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER

SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         11.18 EFFECTIVENESS. This Agreement shall become effective on the date (the "Effective Date") on which (i) each of the Company and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered the same to the Agent at the Agent's office or, in the case of the Banks, shall have given to the Agent telephonic (confirmed in writing), written, telex or facsimile transmission notice (actually received) at such office that the same has been signed and mailed to it and (ii) the Company shall have satisfied the conditions precedent of SECTIONS 5.01(A), (B), (C)(I),
(C)(II), (D), (F) and (I)(A). The Agent will give the Company and each Bank prompt written notice of the occurrence of the Effective Date.

         11.19   AMENDMENT AND RESTATEMENT.

                  (a) On and after the Closing Date, this Agreement amends and restates in its entirety the Credit Agreement, dated as of June 27, 1997, among the Company, the financial institutions party thereto and BofA, as Agent (as amended through the date of this Agreement, the "Prior Loan Document") and, upon the Closing Date the terms and provisions of the Prior Loan Document shall, subject to this SECTION 11.19, be superseded hereby and thereby.

                  (b) Notwithstanding the amendment and restatement of the Prior Loan Document by this Agreement, the Loans under, and as defined in, the Prior Loan Document ("Continuing Loans") owing to the Banks by the Company remain outstanding as of the date hereof, constitute continuing Obligations hereunder and shall continue to be secured by the Collateral.

                  The Continuing Loans and the Liens securing payment thereof shall in all respects be continuing, and this Agreement shall not be deemed to evidence or result in a novation or repayment and re-borrowing of the Continuing Loans. In furtherance of and without limiting the foregoing (i) all amounts owing with respect to the Continuing Loans, other than the principal amount thereof, but including, accrued interest, fees and expenses with respect to the Continuing Loans shall have been paid currently as the date hereof and
         (ii) from and after the Closing Date, the terms, conditions, and covenants governing the Continuing Loans shall be solely as set forth in this Agreement, which shall supersede the Prior Loan Document in its entirety.

         11.20 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Company, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

                   *                *                 *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Chicago, Illinois by their proper and duly authorized officers as of the day and year first above written.

                                 WATERLINK, INC.

                                 By:
                                    ---------------------------------
                                 Title:
                                       ------------------------------

                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION, as Agent

                                 By:
                                    ---------------------------------
                                 Title:
                                       ------------------------------

                                 BANK OF AMERICA NATIONAL TRUST AND
                                 SAVINGS ASSOCIATION,
                                 Individually as a Bank, as the
                                 Issuing Bank and Swing Line Bank

                                 By:
                                    ---------------------------------

                                 Title:
                                       ------------------------------

                          ACKNOWLEDGEMENT AND AGREEMENT
                          -----------------------------

    The undersigned, being a Guarantor, hereby acknowledges and agrees to the provisions of this Amended and Restated Credit Agreement, dated as of June 27, 1997 and amended and restated as of May 19, 1998, among Waterlink, Inc., the financial institutions party thereto as lenders and Bank of America National Trust and Savings Association, as Agent (the "CREDIT AGREEMENT"), which Credit Agreement precedes this Acknowledgement and Agreement.

                                 WATERLINK TECHNOLOGIES, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 SAN TECH EQUIPMENT, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 GREAT LAKES ENVIRONMENTAL EQUIPMENT,
                                 INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 MASS TRANSFER SYSTEMS, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 AERO-MOD INCORPORATED

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 WATERLINK OPERATIONAL SERVICES, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 WATERLINK MANAGEMENT, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 LANCO ENVIRONMENTAL PRODUCTS, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 HYCOR CORPORATION

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                 HYCOR THICKENER, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                CHEMITREAT SERVICES, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                PURAC ENGINEERING, INC.

                                 By:
                                    ---------------------------------
                                    Name:
                                         ----------------------------
                                    Title:
                                          ---------------------------

                                  SCHEDULE 2.01
                                  -------------

                                   COMMITMENTS
                                   -----------
                               AND PRO RATA SHARES
                               -------------------

                                          Revolving Loan             Pro Rata            Term Loan             Pro Rata
               Bank                         Commitment                 Share             Commitment             Share
               ----                         ----------               ---------           ----------             -----
Bank of America National                    $75,000,000                100%              $35,000,000             100%
Trust and Savings
Association
                                            -----------                ---               -----------             ---
               TOTAL                        $75,000,000                100%              $35,000,000             100%
                                            ===========                ===               ===========             ===

                                 SCHEDULE 11.02
                                 --------------

                        AGENT AND BANK NOTICE INFORMATION
                        ---------------------------------

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
-------------------------------------------------------
  as Agent

Bank of America National Trust and Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn: Jay McKeown
Tel:  312-828-7299
Fax:  312-974-9102

AGENT'S PAYMENT OFFICE:
-----------------------

Bank of America National Trust and Savings Association
231 South LaSalle Street
Chicago, Illinois 60697

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
-------------------------------------------------------
as a Bank and as Swing Line Bank

Bank of America National Trust and Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  Tim Pepowski
Tel:  312-828-1304
Fax:  312-828-1974

Notices (other than Borrowing notices and Notices of Conversion/Continuation):

Bank of America National Trust and Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  Tim Pepowski
Tel:  312-828-1304
Fax:  312-828-1974

BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
-------------------------------------------------------
  as Issuing Bank

Bank of America National Trust and Savings Association
231 South LaSalle Street
Chicago, Illinois 60697
Attn:  Tim Pepowski
Tel:  312-828-1304
Fax:  312-828-1974

                           COMPANY NOTICE INFORMATION
                           --------------------------

Waterlink, Inc.
4100 Holiday Street N.W.
Canton, Ohio  44718
Attn:  Chief Financial Officer
Tel:  330-649-4000
Fax:  330-649-4008